This instrument was prepared
under the supervision of:
R. Alexander Glenn, Deputy General Counsel
Florida Power Corporation
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

TO

JPMORGAN CHASE BANK, N.A., TRUSTEE

FORTY-FIFTH
SUPPLEMENTAL INDENTURE

Dated as of May 1, 2005

This is a security agreement covering personal property as
well as a mortgage upon real estate and other property.

SUPPLEMENT TO INDENTURE
DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED

NOTE TO RECORDER:	Intangible Taxes and Documentary Stamp Taxes have been collected by the Pinellas County Circuit Court Clerk.

TABLE OF CONTENTS*

*	The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.

RECITALS

     SUPPLEMENTAL INDENTURE, dated as of the 1st day of May 2005, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the “Company”), party of the first part, and JPMORGAN CHASE BANK, N.A., a national banking association, whose address is 4 New York Plaza, New York, New York, 10004, (hereinafter sometimes called the “Trustee”), as Trustee, party of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the “Original Indenture” and with the below-mentioned forty-four Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the “Indenture”), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-four indentures supplemental to the Original Indenture (collectively, the “Supplemental Indentures”), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

Supplemental Indenture
and Date	Providing for:
First	$4,000,000 First Mortgage Bonds, 2 7/8%
July 1, 1946	Series due 1974
Second	$8,500,000 First Mortgage Bonds, 3 1/4%
November 1, 1948	Series due 1978
Third	$14,000,000 First Mortgage Bonds, 3 3/8%
July 1, 1951	Series due 1981
Fourth	$15,000,000 First Mortgage Bonds, 3 3/8%
November 1, 1952	Series due 1982
Fifth	$10,000,000 First Mortgage Bonds, 3 5/8%
November 1, 1953	Series due 1983

Supplemental Indenture
and Date	Providing for:
Sixth	$12,000,000 First Mortgage Bonds, 3 1/8%
July 1, 1954	Series due 1984
Seventh	$20,000,000 First Mortgage Bonds, 3 7/8%
July 1, 1956	Series due 1986, and amendment of certain provisions of the Original Indenture
Eighth	$25,000,000 First Mortgage Bonds, 4 1/8%
July 1, 1958	Series due 1988, and amendment of certain provisions of the Original Indenture
Ninth	$25,000,000 First Mortgage Bonds, 4 3/4%
October 1, 1960	Series due 1990
Tenth	$25,000,000 First Mortgage Bonds, 4 1/4%
May 1, 1962	Series due 1992
Eleventh	$30,000,000 First Mortgage Bonds, 4 5/8%
April 1, 1965	Series due 1995
Twelfth	$25,000,000 First Mortgage Bonds, 4 7/8%
November 1, 1965	Series due 1995
Thirteenth	$25,000,000 First Mortgage Bonds, 6 1/8%
August 1, 1967	Series due 1997
Fourteenth	$30,000,000 First Mortgage Bonds, 7% Series
November 1, 1968	due 1998
Fifteenth	$35,000,000 First Mortgage Bonds, 7 7/8%
August 1, 1969	Series due 1999
Sixteenth	Amendment of certain provisions of the
February 1, 1970	Original Indenture
Seventeenth	$40,000,000 First Mortgage Bonds, 9% Series
November 1, 1970	due 2000
Eighteenth	$50,000,000 First Mortgage Bonds, 7 3/4%
October 1, 1971	Series due 2001
Nineteenth	$50,000,000 First Mortgage Bonds, 7 3/8%
June 1, 1972	Series due 2002
Twentieth	$50,000,000 First Mortgage Bonds, 7 1/4%
November 1, 1972	Series A due 2002
Twenty-First	$60,000,000 First Mortgage Bonds, 7 3/4%
June 1, 1973	Series due 2003
Twenty-Second	$70,000,000 First Mortgage Bonds, 8% Series
December 1, 1973	A due 2003
Twenty-Third	$80,000,000 First Mortgage Bonds, 8 3/4%
October 1, 1976	Series due 2006
Twenty-Fourth	$40,000,000 First Mortgage Bonds, 6 3/4-6
April 1, 1979	7/8% Series due 2004-2009
Twenty-Fifth	$100,000,000 First Mortgage Bonds, 13 5/8%
April 1, 1980	Series due 1987
Twenty-Sixth	$100,000,000 First Mortgage Bonds, 13.30%
November 1, 1980	Series A due 1990

Supplemental Indenture
and Date	Providing for:
Twenty-Seventh	$38,000,000 First Mortgage Bonds, 10-10 1/4%
November 15, 1980	Series due 2000-2010
Twenty-Eighth	$50,000,000 First Mortgage Bonds, 9 1/4%
May 1, 1981	Series A due 1984
Twenty-Ninth	Amendment of certain provisions of the
September 1, 1982	Original Indenture
Thirtieth	$100,000,000 First Mortgage Bonds, 13 1/8%
October 1, 1982	Series due 2012
Thirty-First	$150,000,000 First Mortgage Bonds, 8 5/8%
November 1, 1991	Series due 2021
Thirty-Second	$150,000,000 First Mortgage Bonds, 8% Series
December 1, 1992	due 2022
Thirty-Third	$75,000,000 First Mortgage Bonds, 6 1/2%
December 1, 1992	Series due 1999
Thirty-Fourth	$80,000,000 First Mortgage Bonds, 6-7/8%
February 1, 1993	Series due 2008
Thirty-Fifth	$70,000,000 First Mortgage Bonds, 6-1/8%
March 1, 1993	Series due 2003
Thirty-Sixth	$110,000,000 First Mortgage Bonds, 6% Series
July 1, 1993	due 2003
Thirty-Seventh	$100,000,000 First Mortgage Bonds, 7% Series
December 1, 1993	due 2023
Thirty-Eighth	Appointment of First Chicago Trust Company
July 25, 1994	of New York as successor Trustee and resignation of former Trustee and Co-Trustee
Thirty-Ninth	$300,000,000 First Mortgage Bonds, 6.650%
July 1, 2001	Series due 2011
Fortieth	$240,865,000 First Mortgage Bonds in three
July 1, 2002	series as follows: (i) $108,550,000 Pollution Control Series 2002A Bonds due
2027; (ii) $100,115,000 Pollution Control Series 2002B Bonds due 2022; and (iii)
$32,200,000 Pollution Control Series 2002C Bonds due 2018; and reservation of amendment of certain provisions of the Original Indenture
Forty-First	$650,000,000 First Mortgage Bonds in two
February 1, 2003	series as follows: (i) $425,000,000 4.80% Series due 2013 and (ii) $225,000,000 5.90%
Series due 2033; and reservation of amendment of certain provisions of the Original Indenture

Supplemental Indenture
and Date	Providing for:
Forty-Second	Amendment of certain provisions of the
April 1, 2003	Original Indenture; appointment of Bank One, N.A. as successor Trustee and resignation of former Trustee; and reservation of amendment of certain provisions of the Original Indenture
Forty-Third	$300,000,000 First Mortgage Bonds, 5.10%
November 1, 2003	Series due 2015; and reservation of amendment of certain provisions of the Original Indenture
Forty-Fourth	Amendment of certain provisions of the
August 1, 2004	Original Indenture

WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Forty-Fourth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, pursuant to the Forty-Second Supplemental Indenture, First Chicago Trust Company of New York resigned as Trustee and Bank One, N.A. was appointed as the successor Trustee, effective May 1, 2003; and on November 16, 2003, Bank One, N.A. sold all of its corporate trust business and assets and, in connection with such sale, JPMorgan Chase Bank became the successor Trustee pursuant to Section 14.21 of the Original Indenture; and on November 13, 2004, Bank One, N.A. merged with JPMorgan Chase Bank and, in connection with such merger, JPMorgan Chase Bank became JPMorgan Chase Bank, N.A., a national banking association; and

WHEREAS, JPMorgan Chase Bank, N.A. is eligible and qualified to serve as Trustee under the Indenture; and

WHEREAS, the Company desires by this Supplemental Indenture to create a new series of bonds to be designated as First Mortgage Bonds, 4.50% Series due 2010 (the “New Series Bonds”), to be issued under the Original Indenture pursuant to Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of Three Hundred Million Dollars ($300,000,000) principal amount of New Series Bonds pursuant to Section 4.03 of the Original Indenture the documents and instruments required by said section; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board

of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation d/b/a Progress Energy Florida, Inc., in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto JPMorgan Chase Bank, N.A., as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Forty-Fourth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto JPMorgan Chase Bank, N.A., the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as “excepted encumbrances” in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $3,000,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:

ARTICLE I

THE NEW SERIES BONDS

A. FIRST MORTGAGE BONDS, 4.50% SERIES DUE 2010

Section 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title “First Mortgage Bonds, 4.50% Series due 2010.” The initial issue of the New Series Bonds shall consist of Three Hundred Million Dollars ($300,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the New Series Bonds is unlimited. The Company may, at its option in the future, issue additional New Series Bonds.

The New Series Bonds shall be issued only as registered bonds without coupons in the denomination of One Thousand Dollars ($1,000) or any integral multiple thereof.

Section 2. (a) The New Series Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a “New Series Global Bond”) to or on behalf of The Depository Trust Company (“DTC”), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any New Series Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of the New Series Bonds in Section B of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, and interest on, the New Series Bonds and the Make-Whole Redemption Price (as defined below), if applicable, will be payable, the transfer of the New Series Bonds will be registrable and the New Series Bonds will be exchangeable for the New Series Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a New Series Global Bond, the Company may make payments of principal of, and interest on, the New Series Global Bond and the Make-Whole Redemption Price, if applicable, and interest on such

New Series Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such New Series Global Bond. The New Series Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section B of this Article I.

(b) Notwithstanding any other provision of this Subsection A.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a New Series Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such New Series Global Bond, or to the Depositary, or to a successor Depositary for such New Series Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a New Series Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such New Series Global Bond or if at any time the Depositary for a New Series Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such New Series Global Bond. If a successor Depositary for such New Series Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of New Series Bonds in the form of definitive certificates in exchange for such New Series Global Bond, will authenticate and deliver, without service charge, New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the New Series Global Bond in exchange for such New Series Global Bond. Such New Series Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.

     (2) The Company may at any time and in its sole discretion determine that any New Series Bonds issued or issuable in the form of one or more New Series Global Bonds shall no longer be represented by such New Series Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of New Series Bonds in the form of definitive certificates in exchange in whole or in part for such New Series Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such New Series Global Bond or the aggregate principal amount of such New Series Global Bonds in exchange for such New Series Global Bond or Bonds.

     (3) If the Company so elects in an officer’s certificate, the Depositary may surrender New Series Bonds issued in the form of a New Series Global Bond in exchange in whole or in part for New Series Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new New Series Bond or Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person’s beneficial interest in the New Series Global Bond; and (B) to such Depositary a new New Series Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered New Series Global Bond and the aggregate principal amount of New Series Bonds delivered to holders thereof.

     (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver New Series Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a New Series Global Bond for New Series Bonds in the form of definitive certificates, such New Series Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, New Series Bonds issued in exchange for a New Series Global Bond pursuant to Subsection A.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such New Series Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such New Series Bonds to the persons in whose names the New Series Bonds are so to be registered.

     (5) Any endorsement of a New Series Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in the Company order delivered or to be delivered pursuant to Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such New Series Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such New Series Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer’s certificate and need not be accompanied by an opinion of counsel.

     (6) The Depositary or, if there be one, its nominee, shall be the holder of a New Series Global Bond for all purposes under the Indenture and the New Series Bonds and beneficial owners with respect to such New Series Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such New Series Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such New Series Global Bond as the sole holder of such New Series Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3. May 16, 2005 shall be the date of the beginning of the first interest period for the New Series Bonds. The first Interest Payment Date (as defined below) shall be December 1, 2005. The New Series Bonds shall be dated as provided in Section 2.01 of the Original Indenture. The New Series Bonds shall be payable on June 1, 2010, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 4.50% per annum, payable semiannually on June 1 and December 1 of each year (each an “Interest Payment Date”) to the persons in whose names the New Series Bonds are registered at the close of business on the tenth calendar day next preceding the Interest Payment Date (i.e., May 22 and November 21, respectively) (each a “Regular Record Date”), provided, however, that so long as the New Series Bonds are registered in the name of DTC, its nominee or a successor depository, the Regular Record Date for interest payable on any Interest Payment Date shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, and interest on, the New Series Bonds and the Make-Whole Redemption Price, if applicable, shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term “business day” means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

The New Series Bonds may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the “Make-Whole Redemption Price”). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the New Series Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the New Series Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus in each case accrued and unpaid interest on the principal amount being redeemed to the redemption date.

“Comparable Treasury Issue,” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the New Series Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such New Series Bonds.

“Comparable Treasury Price,” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker,” means one of the Reference Treasury Dealers (as defined below) appointed by the Company.

“Reference Treasury Dealer,” means Barclays Capital Inc., its respective successor, and three other primary U.S. Government securities dealers in The City of New York (a “primary treasury dealer”) selected by the Company. If any Reference Treasury Dealer shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer for that dealer.

“Reference Treasury Dealer Quotations,” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate,” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

So long as the New Series Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the New Series Bonds, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in the New Series Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular New Series Bonds, or portions of them, to be redeemed.

The New Series Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all, or substantially all, the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of New Series Bonds to be redeemed (which, as long as the New Series Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the New Series Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any New Series Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The New Series Bonds of the several denominations are exchangeable for a like aggregate principal amount of other New Series Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of the New Series Bonds for other New Series Bonds of different authorized denominations, or for any transfer of New Series Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The New Series Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.

B. FORM OF THE NEW SERIES BONDS

The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:

[FORM OF THE NEW SERIES BONDS]

[Insert applicable depositary legend or legends, which initially shall be the following:

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS FIRST MORTGAGE BOND, ___% SERIES DUE 20___MAY, UNDER CONDITIONS PROVIDED IN THE INDENTURE, BE EXCHANGED FOR FIRST MORTGAGE BONDS,

___% SERIES DUE 20___IN THE FORM OF DEFINITIVE CERTIFICATES OF LIKE TENOR AND OF AN EQUAL AGGREGATE PRINCIPAL AMOUNT, IN AUTHORIZED DENOMINATIONS, REGISTERED IN THE NAMES OF SUCH PERSONS AS THE DEPOSITARY SHALL INSTRUCT THE TRUSTEE. ANY SUCH EXCHANGE SHALL BE MADE UPON RECEIPT BY THE TRUSTEE OF AN OFFICER’S CERTIFICATE THEREFOR AND A WRITTEN INSTRUCTION FROM THE DEPOSITARY SETTING FORTH THE NAME OR NAMES IN WHICH THE TRUSTEE IS TO REGISTER SUCH FIRST MORTGAGE BONDS, ___% SERIES DUE 20___ IN THE FORM OF DEFINITIVE CERTIFICATES.]

REGISTERED BOND	CUSIP No. 341099___

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
(Incorporated under the laws of the State of Florida)

FIRST MORTGAGE BOND,
___% SERIES DUE 20__
DUE ______, 20__

No. _________	$_________

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter called the Company), for value received, hereby promises to pay to ___ or registered assigns, on _________ at the office or agency of the Company in the Borough of Manhattan, The City of New York, _________ Million Dollars ($_________,000,000) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon, semiannually on ___ and _________ of each year, commencing _________, 20___, to the person in whose name this bond is registered at the close of business on the tenth calendar day next preceding the interest payment date (i.e., ___ and _________, respectively), provided, however, that so long as this bond is registered in the name of The Depository Trust Company, its nominee or a successor depository, the record date for interest payable on any interest payment date shall be the close of business on the business day immediately preceding such interest payment date (each subject to certain exceptions provided in the Mortgage hereinafter mentioned), at the rate of _________ per annum, at said office or agency in like coin or currency, from the date hereof until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term “business day” means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

Additional provisions of this bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become valid or obligatory for any purpose until JPMorgan Chase Bank, N.A., or its successor as Trustee under the Mortgage, shall have signed the certificate of authentication endorsed hereon.

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

Dated: May __, 2005

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

By:

Name:
Title:

[SEAL]

Attest:

Name:
Title:

TRUSTEE’S AUTHENTICATION CERTIFICATE

     This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

JPMORGAN CHASE BANK, N.A.

By:

Name:
Title:

[TEXT APPEARING ON REVERSE SIDE OF BOND]

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

FIRST MORTGAGE BOND
___% SERIES DUE 20__
DUE ________, 20__

This bond is one of an issue of bonds of the Company (herein referred to as the bonds), not limited in principal amount except as provided in the Mortgage hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Mortgage hereinafter mentioned, and is one of a series known as its First Mortgage Bonds, ___% Series due 20___ (herein referred to as the “Bonds of this Series”), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (the “Original Indenture” and herein, together with all indentures supplemental thereto including the Forty-Fifth Supplemental Indenture dated as of May 1, 2005 (the “Forty-Fifth Supplemental Indenture”) between the Company and JPMorgan Chase Bank, N.A., as Trustee, called the “Mortgage”), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

The Bonds of this Series are issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof and are exchangeable for a like aggregate principal amount of Bonds of this Series of other authorized denominations. This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Forty-Fifth Supplemental Indenture hereinabove referred to, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

The Bonds of this Series may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the “Make-Whole Redemption Price”). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the Bonds of this Series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this Series being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ___ basis points, plus in each case accrued and unpaid interest on the principal amount being redeemed to the redemption date.

“Comparable Treasury Issue,” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Bonds of this Series being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds of this Series.

“Comparable Treasury Price,” means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the

Company obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker,” means one of the Reference Treasury Dealers (as defined below) appointed by the Company.

“Reference Treasury Dealer,” means each of Barclays Capital Inc., its respective successor, and three other primary U.S. Government securities dealers in The City of New York (a “primary treasury dealer”) selected by the Company. If any Reference Treasury Dealer shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer for that dealer.

“Reference Treasury Dealer Quotations,” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

“Treasury Rate,” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

So long as the Bonds of this Series are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the Bonds of this Series, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant of DTC in the Bonds of this Series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular Bonds of this Series, or portions of them, to be redeemed.

The Bonds of this Series shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property as defined in the Mortgage which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of JPMorgan Chase Bank, N.A. or its successor as Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of the Bonds of this Series to be redeemed (which, as long as the Bonds of this Series are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the

Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the Bonds of this Series or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any Bonds of this Series, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

The Mortgage provides that if the Company shall deposit with JPMorgan Chase Bank, N.A. or its successor as Trustee in trust for the purpose funds sufficient to pay the principal of all the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered bonds), and premium, if any, thereon, and all interest payable on such bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds (or portions) shall no longer be secured by the lien of the Mortgage.

The Mortgage provides that, upon any partial redemption of a fully registered bond, upon surrender thereof endorsed for transfer, new bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered bond will be delivered in exchange therefor.

The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

No recourse shall be had for the payment of the principal of, the Make-Whole Redemption Price, if applicable, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage or under or upon any obligation, covenant or agreement contained in the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

C. INTEREST ON THE NEW SERIES BONDS

Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the Regular Record Date for such interest specified in the provisions of this Supplemental Indenture. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.

Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection A or B below:

     A. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a “Special Record Date”). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection B.

     B. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

ARTICLE II

ADDITIONAL COVENANTS

The Company hereby covenants as follows:

Section 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of the New Series Bonds under Section 4.03 of the Original Indenture, deliver to the Trustee the instruments required by said Section.

Section 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.

For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.

ARTICLE III

SUNDRY PROVISIONS

Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

Section 4. Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated that the Thirty-Seventh Supplemental Indenture dated as of December 1, 1993 was recorded in Sumter County, Florida at Book 502, Page 157. The correct recording location is Book 502, Page 167.

Section 5. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of May 1, 2005, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and JPMORGAN CHASE BANK, N.A. has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

	By:	/s/ Geoffrey S. Chatas

Geoffrey S. Chatas, Executive Vice President 100 Central Avenue St. Petersburg, Florida 33701

[SEAL]

Attest:

/s/ Frank A. Schiller

Frank A. Schiller, Secretary 100 Central Avenue
St. Petersburg, Florida 33701

Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.

in the presence of:

/s/ C.G. Beuris

C.G. Beuris

/s/ N. Manly Johnson III

N. Manly Johnson III

[Company’s Signature Page of Forty-Fifth Supplemental Indenture]

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Janice Ott Rotunno

Janice Ott Rotunno, Vice President
4 New York Plaza
[SEAL]		New York, New York 10004

Attest:

/s/ J. Morand

Name: J. Morand, Vice President
4 New York Plaza
New York, NY 10004

Signed, sealed and delivered by said

JPMORGAN CHASE BANK, N.A.

in the presence of:

/s/ George N. Reaves

George N. Reaves

/s/ Leonard Gnat

Leonard Gnat

[Trustee’s Signature Page of Forty-Fifth Supplemental Indenture]

STATE OF NORTH CAROLINA	)
SS:
COUNTY OF WAKE	)

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Geoffrey S. Chatas, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Frank A. Schiller, Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 16th day of May, 2005 at Raleigh in the State and County aforesaid.

/s/ Brenda B. Addison

[NOTARIAL SEAL]

STATE OF ILLINOIS	)
SS:
COUNTY OF COOK	)

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Janice Ott Rotunno, a Vice President (the “Executing Vice President”) of JPMORGAN CHASE BANK, N.A., a national banking association, the corporate party of the second part in and to the above written instrument, and also personally appeared before me J. Morand, a Vice President (the “Attesting Vice President”) of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 16th day of May, 2005, at Chicago, Illinois, in the State and County aforesaid.

/s/ Diane Mary Wuertz

[NOTARIAL SEAL]

EXHIBIT A

RECORDING INFORMATION

ORIGINAL INDENTURE dated January 1, 1944

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/25/44	121	172
Bay	10/20/47	59	18
Brevard	10/30/91	3157	3297
Citrus	02/25/44	18	1
Columbia	02/25/44	42	175
Dixie	02/25/44	3	127
Flagler	10/30/91	456	288
Franklin	02/25/44	0	83
Gadsden	02/26/44	A-6	175
Gilchrist	02/25/44	5	60
Gulf	02/26/44	6	193
Hamilton	02/25/44	42	69
Hardee	02/25/44	23	1
Hernando	02/25/44	90	1
Highlands	02/25/44	48	357
Hillsborough	02/25/44	662	105
Jackson	02/26/44	370	1
Jefferson	07/02/51	25	1
Lafayette	02/25/44	22	465
Lake	02/25/44	93	1
Leon	02/25/44	41	1
Levy	02/25/44	3	160
Liberty	02/25/44	“H”	116
Madison	07/02/51	61	86
Marion	02/25/44	103	1
Orange	02/25/44	297	375
Osceola	02/25/44	20	1
Pasco	02/25/44	39	449
Pinellas	02/26/44	566	1
Polk	02/25/44	666	305
Seminole	02/25/44	65	147
Sumter	02/25/44	25	1
Suwanee	02/25/44	58	425
Taylor	07/03/51	36	1
Volusia	02/25/44	135	156
Wakulla	02/25/44	14	1

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	02/25/44	24	1
Echols	02/25/44	A-1	300
Lowndes	02/25/44	5-0	1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/12/46	166	1
Bay	10/20/47	59	1
Brevard	10/30/91	3157	3590
Citrus	11/12/46	17	362
Columbia	11/12/46	49	283
Dixie	11/14/46	3	357
Flagler	10/30/91	456	579
Franklin	11/13/46	“P”	80
Gadsden	11/13/46	A-9	148
Gilchrist	11/14/46	7	120
Gulf	11/13/46	10	313
Hamilton	11/12/46	40	371
Hardee	11/12/46	24	575
Hernando	11/14/46	99	201
Highlands	11/12/46	55	303
Hillsborough	11/06/46	95	375
Jackson	11/13/46	399	1
Jefferson	07/02/51	25	287
Lafayette	11/14/46	23	156
Lake	11/13/46	107	209
Leon	11/13/46	55	481
Levy	11/14/46	4	133
Liberty	11/13/46	“H”	420
Madison	07/02/51	61	373
Marion	11/12/46	110	1
Orange	11/12/46	338	379
Osceola	11/12/46	20	164
Pasco	11/14/46	44	169
Pinellas	11/06/46	632	161
Polk	11/12/46	744	511
Seminole	11/13/46	74	431
Sumter	11/13/46	25	467
Suwanee	11/12/46	63	316
Taylor	07/03/51	36	145
Volusia	11/13/46	158	203
Wakulla	11/13/36	14	299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/08/49	196	287
Bay	01/10/49	64	395
Brevard	10/30/91	3157	3607
Citrus	01/13/49	18	414
Columbia	01/08/49	55	493
Dixie	01/10/49	4	201
Flagler	10/30/91	456	601
Franklin	01/10/49	“Q”	1
Gadsden	01/10/49	A-13	157
Gilchrist	01/08/49	6	274
Gulf	01/10/49	13	74
Hamilton	01/10/49	44	1
Hardee	01/08/49	28	110
Hernando	01/08/49	109	448
Highlands	01/08/49	61	398
Hillsborough	01/13/49	810	452
Jackson	01/10/49	400	563
Jefferson	07/02/51	25	320
Lafayette	01/10/49	25	210
Lake	01/08/49	119	555
Leon	01/10/49	82	303
Levy	01/08/49	5	242
Liberty	01/08/49	“H”	587
Madison	07/02/51	61	407
Marion	01/11/49	122	172
Orange	01/08/49	388	604
Osceola	01/08/49	25	104
Pasco	01/08/49	47	549
Pinellas	01/05/49	716	11
Polk	01/07/49	807	411
Seminole	01/06/49	84	389
Sumter	01/08/49	28	41
Suwanee	01/08/49	69	150
Taylor	07/03/51	36	162
Volusia	01/06/49	192	167
Wakulla	01/10/49	16	1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/02/51	234	340
Bay	08/03/51	93	155
Brevard	10/30/91	3157	3630
Citrus	07/30/51	20	251
Columbia	08/02/51	66	503
Dixie	08/02/51	5	271
Flagler	10/30/91	456	624
Franklin	08/03/51	“Q”	522
Gadsden	08/03/51	A-19	271
Gilchrist	08/02/51	7	422
Gulf	08/03/51	16	59
Hamilton	08/03/51	51	347
Hardee	08/02/51	32	1
Hernando	08/02/51	118	537
Highlands	08/02/51	69	344
Hillsborough	08/02/51	927	174
Jefferson	08/03/51	25	359
Lafayette	08/03/51	27	305
Lake	07/31/51	139	323
Leon	08/02/51	113	465
Levy	08/02/51	7	211
Liberty	07/25/51	1	232
Madison	08/07/51	62	1
Marion	08/02/51	142	143
Orange	08/07/51	460	60
Osceola	08/02/51	31	385
Pasco	08/10/51	56	1
Pinellas	08/02/51	847	301
Polk	08/01/51	899	539
Seminole	08/07/51	100	403
Sumter	08/02/51	32	345
Suwanee	08/02/51	76	413
Taylor	08/07/51	36	182
Volusia	08/07/51	245	393
Wakulla	08/03/51	17	259

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	08/08/51	35	566
Echols	08/02/51	A-3	521
Lowndes	08/04/51	7-E	188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/31/52	256	288
Bay	01/01/53	104	571
Brevard	10/30/91	3157	3663
Citrus	12/31/52	22	321
Columbia	12/31/52	72	521
Dixie	12/31/52	6	135
Flagler	10/31/91	456	657
Franklin	12/31/52	R	477
Gadsden	12/31/52	A-22	511
Gilchrist	12/31/52	9	124
Gulf	01/02/53	17	7
Hamilton	12/31/52	54	293
Hardee	12/31/52	33	433
Hernando	12/31/52	125	361
Highlands	01/02/53	74	131
Hillsborough	12/29/52	993	545
Jefferson	12/31/52	27	1
Lafayette	12/31/52	28	445
Lake	01/02/53	150	343
Leon	12/31/52	130	1
Levy	12/31/52	8	362
Liberty	01/09/53	1	462
Madison	01/02/53	65	134
Marion	01/02/53	153	434
Orange	12/31/52	505	358
Osceola	12/31/52	36	145
Pasco	01/02/53	61	563
Pinellas	12/29/52	926	561
Polk	01/12/53	974	177
Seminole	01/02/53	111	41
Sumter	12/31/52	35	441
Suwanee	01/02/53	82	27
Taylor	12/31/52	37	325
Volusia	01/10/53	278	107
Wakulla	01/02/53	18	383

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	01/01/53	39	95
Echols	01/01/53	A-4	110
Lowndes	12/31/52	7-0	540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/29/53	271	24
Bay	01/01/54	115	505
Brevard	10/30/91	3157	3690
Citrus	12/28/53	2	73
Columbia	12/28/53	7	3
Dixie	12/23/53	6	466
Flagler	10/30/91	456	684
Franklin	12/28/53	1	447
Gadsden	12/24/53	A-26	251
Gilchrist	12/23/53	9	317
Gulf	12/28/53	11	229
Hamilton	12/28/53	58	220
Hardee	12/23/53	35	518
Hernando	12/23/53	130	409
Highlands	12/29/53	78	1
Hillsborough	01/04/54	1050	229
Jefferson	12/29/53	28	91
Lafayette	12/24/53	30	16
Lake	12/23/53	160	189
Leon	12/23/53	144	268
Levy	12/23/53	9	368
Liberty	01/06/54	J	40
Madison	12/26/53	67	381
Marion	12/28/53	168	179
Orange	12/24/53	541	253
Osceola	12/24/53	39	42
Pasco	12/23/53	67	1
Pinellas	12/22/53	988	333
Polk	01/05/54	1021	473
Seminole	12/29/53	118	535
Sumter	12/28/53	37	466
Suwanee	12/28/53	85	346
Taylor	12/24/53	43	225
Volusia	12/24/53	303	454
Wakulla	12/30/53	19	380

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	01/15/54	39	437
Echols	01/15/54	A-4	418
Lowndes	12/29/53	7-X	235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/19/54	286	129
Bay	11/22/54	125	502
Brevard	10/30/91	3157	3719
Citrus	11/19/54	9	525
Columbia	11/20/54	17	479
Dixie	11/19/54	7	299
Flagler	10/30/91	456	713
Franklin	11/19/54	5	465
Gadsden	11/20/54	A-29	411
Gilchrist	11/19/54	9	530
Gulf	11/22/54	19	284
Hamilton	11/22/54	59	425
Hardee	11/19/54	37	307
Hernando	11/19/54	7	335
Highlands	11/19/54	82	403
Hillsborough	11/26/54	1116	164
Jefferson	11/19/54	29	17
Lafayette	11/19/54	31	138
Lake	11/19/54	170	225
Leon	11/19/54	159	209
Levy	11/19/54	10	523
Liberty	11/30/54	“J”	215
Madison	11/20/54	69	483
Marion	11/20/54	181	573
Orange	11/23/54	578	123
Osceola	11/20/54	42	216
Pasco	11/22/54	15	568
Pinellas	11/18/54	1046	507
Polk	11/23/54	1068	22
Seminole	11/19/54	28	374
Sumter	11/30/54	40	81
Suwanee	11/23/54	89	1
Taylor	11/20/54	45	377
Volusia	11/23/54	327	538
Wakulla	11/19/54	20	445

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	11/20/54	55	385
Echols	11/20/54	5	86
Lowndes	11/20/54	3	387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/27/56	320	309
Bay	07/27/56	145	395
Brevard	10/30/91	3157	3746
Citrus	07/25/56	28	403
Columbia	07/26/56	38	279
Dixie	07/30/56	9	1
Flagler	10/30/91	456	740
Franklin	07/27/56	16	392
Gadsden	07/26/56	A-36	100
Gilchrist	07/31/56	11	289
Gulf	08/02/56	23	475
Hamilton	07/27/56	11	79
Hardee	07/31/56	43	1
Hernando	07/26/56	21	88
Highlands	07/31/56	11	571
Hillsborough	08/06/56	1260	125
Jefferson	07/25/56	30	295
Lafayette	07/25/56	33	117
Lake	07/26/56	189	613
Leon	07/25/56	190	301
Levy	07/30/56	14	13
Liberty	07/31/56	“J”	531
Madison	07/26/56	74	12
Marion	07/26/56	208	223
Orange	07/27/56	126	165
Osceola	07/26/56	49	1
Pasco	08/02/56	51	353
Pinellas	07/24/56	1168	481
Polk	08/20/56	1180	30
Seminole	07/27/56	90	5
Sumter	08/02/56	43	523
Suwanee	07/26/56	96	67
Taylor	07/25/56	52	451
Volusia	07/26/56	384	195
Wakulla	07/25/56	22	281

STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	07/26/56	48	36
Echols	07/26/56	5	401
Lowndes	07/25/56	22	419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/23/58	20	227
Bay	08/05/58	170	295
Brevard	10/30/91	3157	3785
Citrus	07/24/58	55	336
Columbia	07/23/58	66	365
Dixie	07/22/58	11	166
Flagler	10/30/91	456	779
Franklin	07/22/58	29	248
Gadsden	07/23/58	9	48
Gilchrist	07/22/58	12	341
Gulf	07/24/58	29	40
Hamilton	07/22/58	23	1
Hardee	07/22/58	49	451
Hernando	07/25/58	39	358
Highlands	07/29/58	50	514
Hillsborough	07/29/58	111	108
Jefferson	07/23/58	33	19
Lafayette	07/23/58	35	120
Lake	07/31/58	56	297
Leon	07/23/58	216	129
Levy	07/22/58	18	63
Liberty	07/24/58	“K”	413
Madison	07/23/58	78	310
Marion	07/29/58	237	447
Orange	07/23/58	403	300
Osceola	07/23/58	26	462
Pasco	07/25/58	96	455
Pinellas	07/24/58	381	683
Polk	07/24/58	165	452
Seminole	07/23/58	178	26
Sumter	08/01/58	5	66
Suwanee	07/23/58	102	360
Taylor	07/22/58	4	254
Volusia	07/23/58	129	244
Wakulla	07/25/58	24	375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/23/60	119	158
Bay	11/25/60	28	411
Brevard	10/30/91	3157	3822
Citrus	12/01/60	93	370
Columbia	11/17/60	105	133
Dixie	11/16/60	13	331
Flagler	10/30/91	456	816
Franklin	11/17/60	49	375
Gadsden	11/17/60	29	655
Gilchrist	11/16/60	1	473
Gulf	11/21/60	5	409
Hamilton	11/18/60	37	171
Hardee	11/17/60	60	76
Hernando	11/16/60	65	688
Highlands	11/18/60	108	421
Hillsborough	11/23/60	629	675
Jefferson	11/18/60	8	290
Lafayette	11/16/60	38	185
Lake	11/21/60	141	619
Leon	11/23/60	254	479
Levy	11/16/60	23	537
Liberty	11/17/60	“M”	525
Madison	11/22/60	11	153
Marion	11/18/60	54	420
Orange	11/22/60	817	569
Osceola	11/16/60	68	410
Pasco	11/21/60	158	530
Pinellas	11/16/60	1036	239
Polk	11/18/60	440	179
Seminole	11/21/60	332	203
Sumter	11/30/60	25	318
Suwanee	11/17/60	111	282
Taylor	11/18/60	21	626
Volusia	11/21/60	330	281
Wakulla	11/21/60	28	185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/07/62	188	123
Bay	06/15/62	70	173
Brevard	10/30/91	3157	3858
Citrus	06/08/62	120	221
Columbia	06/05/62	130	187
Dixie	06/05/62	15	36
Flagler	10/30/91	456	852
Franklin	06/06/62	58	333
Gadsden	06/05/62	45	493
Gilchrist	06/05/62	7	261
Gulf	06/06/62	14	147
Hamilton	06/05/62	46	407
Hardee	06/05/62	16	449
Hernando	06/05/62	82	326
Highlands	06/11/62	148	617
Hillsborough	0611/62	949	738
Jefferson	06/05/62	13	606
Lafayette	06/08/62	39	385
Lake	06/06/62	204	1
Leon	06/11/62	48	49
Levy	06/05/62	27	574
Liberty	06/06/62	0	214
Madison	06/05/62	20	76
Marion	06/15/62	112	412
Orange	06/06/62	1060	464
Osceola	06/05/62	90	389
Pasco	06/08/62	202	457
Pinellas	06/01/62	1438	571
Polk	06/14/62	605	696
Seminole	06/13/62	408	102
Sumter	06/13/62	40	85
Suwanee	06/05/62	116	273
Taylor	06/05/62	34	330
Volusia	06/20/62	456	46
Wakulla	06/11/62	31	349

ELEVENTH SUPPLEMENTAL INDENTURE dated April 1, 1965

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	05/21/65	324	610
Bay	05/28/65	158	231
Brevard	10/30/91	3157	3894
Citrus	05/13/65	179	485
Columbia	05/17/65	184	314
Dixie	05/13/65	6	485
Flagler	10/30/91	456	888
Franklin	05/19/65	72	497
Gadsden	05/18/65	73	410
Gilchrist	05/13/65	17	11
Gulf	05/18/65	24	717
Hamilton	05/13/65	63	327
Hardee	05/13/65	47	377
Hernando	05/13/65	112	236
Highlands	05/21/65	232	421
Hillsborough	05/12/65	1448	57
Jefferson	05/14/65	23	198
Lafayette	05/13/65	1	687
Lake	05/19/65	287	74
Leon	05/21/65	178	48
Levy	05/21/65	34	519
Liberty	05/14/65	6	1
Madison	05/14/65	34	399
Marion	05/24/65	228	528
Orange	05/25/65	1445	830
Osceola	05/18/65	132	351
Pasco	05/13/65	291	437
Pinellas	05/12/65	2154	77
Polk	05/17/65	929	371
Seminole	05/19/65	535	241
Sumter	05/14/65	68	83
Suwanee	05/17/65	24	673
Taylor	05/17/65	56	129
Volusia	05/19/65	708	531
Wakulla	05/17/65	8	6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/10/65	355	229
Bay	12/20/65	174	619
Brevard	10/30/91	3157	3931
Citrus	12/22/65	192	309
Columbia	12/10/65	194	338
Dixie	12/10/65	9	42
Flagler	10/30/91	456	925
Franklin	12/13/65	76	249
Gadsden	12/10/65	78	606
Gilchrist	12/10/65	19	447
Gulf	12/10/65	26	692
Hamilton	12/10/65	66	303
Hardee	12/10/65	53	426
Hernando	12/13/65	118	441
Highlands	12/20/65	248	20
Hillsborough	12/17/65	1548	603
Jefferson	12/10/65	24	595
Lafayette	12/10/65	2	671
Lake	12/20/65	301	528
Leon	12/20/65	205	170
Levy	12/20/65	36	184
Liberty	12/10/65	6	477
Madison	12/11/65	36	806
Marion	12/27/65	254	153
Orange	12/10/65	1499	785
Osceola	12/10/65	140	445
Pasco	12/13/65	312	19
Pinellas	12/09/65	2283	186
Polk	12/20/65	984	641
Seminole	12/22/65	559	591
Sumter	12/14/65	73	283
Suwanee	12/14/65	30	218
Taylor	12/10/65	59	361
Volusia	12/10/65	755	174
Wakulla	12/20/65	9	390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/22/67	458	347
Bay	08/28/67	223	457
Brevard	10/30/91	3157	3964
Citrus	08/28/67	218	756
Columbia	08/22/67	225	304
Dixie	08/22/67	15	367
Flagler	10/30/91	456	962
Franklin	08/28/67	83	556
Gadsden	08/23/67	96	29
Gilchrist	08/22/67	25	131
Gulf	08/22/67	33	618
Hamilton	08/23/67	76	465
Hardee	08/22/67	71	366
Hernando	08/28/67	137	646
Highlands	08/30/67	288	585
Hillsborough	08/28/67	1795	635
Jefferson	08/23/67	30	662
Lafayette	08/22/67	5	694
Lake	08/25/67	342	196
Leon	08/30/67	280	594
Levy	08/28/67	41	262
Liberty	08/23/67	10	90
Madison	08/23/67	44	606
Marion	09/01/67	324	444
Orange	08/24/67	1660	421
Osceola	08/22/67	164	335
Pasco	08/28/67	370	728
Pinellas	08/21/67	2659	498
Polk	09/06/67	1108	900
Seminole	08/31/67	628	506
Sumter	09/06/67	87	602
Suwanee	08/23/67	47	228
Taylor	08/24/67	67	782
Volusia	08/24/67	964	254
Wakulla	08/31/67	14	755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/06/68	543	198
Bay	12/18/68	262	487
Brevard	10/30/91	3157	3984
Citrus	12/09/68	239	487
Columbia	12/09/68	242	397
Dixie	12/09/68	20	109
Flagler	10/30/91	456	983
Franklin	12/06/68	88	538
Gadsden	12/12/68	110	7
Gilchrist	12/06/68	29	281
Gulf	12/09/68	38	359
Hamilton	12/06/68	82	245
Hardee	12/06/68	83	221
Hernando	12/09/68	164	395
Highlands	12/11/68	319	390
Hillsborough	12/19/68	1977	890
Jefferson	12/09/68	35	32
Lafayette	12/06/68	9	170
Lake	12/06/68	371	438
Leon	12/19/68	342	572
Levy	12/09/68	44	215
Liberty	12/09/68	12	41
Madison	12/09/68	49	627
Marion	12/20/68	375	12
Orange	12/06/68	1785	837
Osceola	12/06/68	183	688
Pasco	12/06/68	423	607
Pinellas	12/06/68	2964	580
Polk	12/10/68	1193	854
Seminole	12/18/68	695	638
Sumter	01/02/69	98	509
Suwanee	12/06/68	60	50
Taylor	12/09/68	73	494
Volusia	12/09/68	1060	466
Wakulla	12/19/68	18	593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/26/69	592	206
Bay	09/03/69	283	513
Brevard	10/30/91	3157	4002
Citrus	08/26/69	251	437
Columbia	09/05/69	251	586
Dixie	08/26/69	21	705
Flagler	10/30/91	456	1001
Franklin	08/26/69	92	363
Gadsden	08/26/69	116	723
Gilchrist	09/04/69	31	539
Gulf	08/26/69	41	23
Hamilton	08/26/69	85	292
Hardee	08/26/69	91	19
Hernando	09/03/69	191	745
Highlands	09/05/69	339	90
Hillsborough	09/03/69	2073	501
Jefferson	08/26/69	37	193
Lafayette	08/26/69	12	235
Lake	09/11/69	389	148
Leon	09/05/69	377	548
Levy	08/26/69	6	348
Liberty	08/29/69	12	680
Madison	08/26/69	52	263
Marion	09/08/69	399	668
Orange	08/27/69	1867	156
Osceola	09/03/69	192	726
Pasco	08/26/69	459	315
Pinellas	08/26/69	3149	131
Polk	09/04/69	1241	971
Seminole	09/05/69	740	500
Sumter	09/05/69	104	504
Suwanee	08/26/69	66	489
Taylor	08/26/69	77	44
Volusia	08/26/69	1123	577
Wakulla	09/05/69	21	231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/13/70	625	297
Bay	03/23/70	298	539
Brevard	10/30/91	3157	4019
Citrus	03/16/70	261	729
Columbia	03/13/70	257	622
Dixie	03/13/70	23	107
Flagler	10/30/91	456	1019
Franklin	03/13/70	94	507
Gadsden	03/13/70	121	571
Gilchrist	03/20/70	33	449
Gulf	03/16/70	43	244
Hamilton	03/14/70	87	291
Hardee	03/16/70	97	225
Hernando	03/20/70	212	536
Highlands	03/20/70	352	25
Hillsborough	03/20/70	2146	824
Jefferson	03/13/70	38	643
Lafayette	03/16/70	14	42
Lake	03/13/70	400	545
Leon	04/02/70	406	203
Levy	03/20/70	11	150
Liberty	03/13/70	13	494
Madison	03/13/70	54	152
Marion	03/20/70	419	113
Orange	03/20/70	1927	853
Osceola	03/13/70	199	282
Pasco	03/13/70	487	207
Pinellas	03/23/70	3294	582
Polk	03/27/70	1278	4
Seminole	03/20/70	771	384
Sumter	03/27/70	109	1
Suwanee	03/13/70	71	61
Taylor	03/16/70	79	282
Volusia	03/13/70	1183	353
Wakulla	03/24/70	23	36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/15/70	678	70
	01/08/71	682	405B
Bay	01/11/71	321	565
Brevard	10/30/91	3157	4030
Citrus	01/07/71	277	324
Columbia	12/16/70	266	25
	01/07/71	266	351
Dixie	01/07/71	25	246
Flagler	10/30/91	456	1030
Franklin	12/15/70	98	171
	01/18/71	98	472
Gadsden	01/07/71	128	705
Gilchrist	01/13/71	36	5
Gulf	12/16/70	46	132
Hamilton	12/16/70	90	201
	01/08/71	90	325
Hardee	12/16/70	106	109
	01/07/71	107	15
Hernando	12/16/70	246	299
	01/13/71	252	715
Highlands	01/11/71	372	79
Hillsborough	01/11/71	2261	308
Jefferson	12/16/70	41	467
Lafayette	01/06/71	16	144
Lake	01/12/71	421	742
Leon	01/14/71	449	244
Levy	01/11/71	18	65
Liberty	12/16/70	14	535
Madison	01/07/71	56	911
Marion	01/11/71	449	33
Orange	01/11/71	2021	24
Osceola	01/29/71	212	353
Pasco	01/08/71	524	86
Pinellas	01/14/71	3467	449
Polk	01/14/71	1331	880
Seminole	01/11/71	819	223
Sumter	01/11/71	115	308
Suwanee	12/17/70	77	82
Taylor	12/17/70	83	53
Volusia	01/11/71	1257	142
Wakulla	01/12/71	26	175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/17/71	755	116
Bay	11/09/71	351	33
Brevard	10/30/91	3157	4062
Citrus	11/16/71	296	490
Columbia	11/15/71	278	597
Dixie	11/09/71	31	23
Flagler	10/30/91	456	1062
Franklin	11/09/71	103	278
Gadsden	11/10/71	138	360
Gilchrist	11/16/71	39	92
Gulf	11/11/71	49	107
Hamilton	11/09/71	93	538
Hardee	11/09/71	119	63
Hernando	11/17/71	280	1
Highlands	11/16/71	393	578
Hillsborough	11/17/71	2393	263
Jefferson	11/11/71	45	135
Lafayette	11/09/71	19	91
Lake	11/16/71	447	834
Leon	11/12/71	496	190
Levy	11/16/71	26	748
Liberty	11/10/71	16	108
Madison	11/11/71	61	220
Marion	11/16/71	487	239
Orange	11/18/71	2144	179
Osceola	11/10/71	229	360
Pasco	11/12/71	569	344
Pinellas	11/09/71	3659	630
Polk	11/16/71	1400	1
Seminole	11/16/71	892	460
Sumter	11/09/71	123	457
Suwanee	11/12/71	86	28
Taylor	11/09/71	87	706
Volusia	11/09/71	1352	118
Wakulla	11/16/71	30	218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/31/72	797	81
Bay	07/31/72	378	483
Brevard	10/30/91	3157	4079
Citrus	08/01/72	314	557
Columbia	07/31/72	290	418
Dixie	07/31/72	35	44
Flagler	10/30/91	456	1079
Franklin	07/31/72	107	442
Gadsden	07/31/72	147	296
Gilchrist	07/31/72	41	148
Gulf	07/31/72	51	371
Hamilton	07/31/72	96	573
Hardee	07/31/72	130	35
Hernando	07/31/72	295	702
Highlands	07/31/72	409	578
Hillsborough	07/31/72	2518	15
Jefferson	07/31/72	48	389
Lafayette	08/04/72	22	70
Lake	08/02/72	474	134
Leon	08/02/72	537	763
Levy	08/02/72	35	5
Liberty	08/03/72	17	319
Madison	08/03/72	65	120
Marion	08/02/72	521	427
Orange	08/03/72	2259	950
Osceola	08/02/72	245	626
Pasco	08/03/72	619	487
Pinellas	08/02/72	3846	454
Polk	08/02/72	1467	276
Seminole	08/03/72	948	1035
Sumter	08/02/72	131	348
Suwanee	08/02/72	93	785
Taylor	08/03/72	92	198
Volusia	08/02/72	1456	420
Wakulla	08/03/72	33	147

TWENTIETH SUPPLEMENTAL INDENTURE dated November 1, 1972

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/22/73	818	709
Bay	01/22/73	400	226
Brevard	10/30/91	3157	4096
Citrus	01/22/73d	328	152
Columbia	01/22/73	298	244
Dixie	01/22/73	38	92
Flagler	10/30/91	456	1096
Franklin	01/22/73	110	446
Gadsden	01/22/73	154	117
Gilchrist	01/2273	42	685
Gulf	01/22/73	52	813
Hamilton	01/22/73	99	270
Hardee	01/22/73	138	88
Herdando	01/22/73	306	325
Highlands	01/22/73	422	5
Hillsborough	01/22/73	2612	659
Jefferson	01/23/73	50	632
Lafayette	01/22/73	23	338
Lake	01/22/73	492	696
Leon	01/25/73	567	238
Levy	01/22/73	40	755
Liberty	01/23/73	18	51
Madison	01/23/73	67	413
Marion	01/22/73	546	125
Orange	01/22/73	2345	569
Osceola	01/24/73	256	564
Pasco	01/22/73	654	281
Pinellas	01/23/73	3980	788
Polk	01/24/73	1514	854
Seminole	01/22/73	136	696
Sumter	01/22/73	136	696
Suwanee	01/22/73	98	583
Taylor	01/22/73	95	99
Volusia	01/22/73	1533	327
Wakulla	01/26/73	35	266

TWENTY-FIRST SUPPLEMENTAL INDENTURE dated June 1, 1973

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/30/73	850	668
Bay	08/30/73	431	401
Brevard	10/30/91	3157	4126
Citrus	08/31/73	349	609
Columbia	08/30/73	309	245
Dixie	08/30/73	41	473
Flagler	10/30/91	456	1126
Franklin	08/31/73	115	120
Gadsden	08/31/73	164	90
Gilchrist	08/31/73	45	387
Gulf	09/04/73	54	736
Hamilton	09/04/73	104	250
Hardee	08/31/73	149	295
Herdando	08/31/73	321	479
Highlands	08/31/73	442	961
Hillsborough	08/31/73	2740	278
Jefferson	08/31/73	54	591
Lafayette	09/07/73	26	73
Lake	08/31/73	520	70
Leon	09/06/73	609	543
Levy	09/05/73	50	741
Liberty	08/31/73	19	111
Madison	08/31/73	71	22
Marion	09/04/73	585	491
Orange	09/07/73	2448	1009
Osceola	09/06/73	272	204
Pasco	09/04/73	707	613
Pinellas	08/31/73	4073	767
Polk	08/31/73	1550	1341
Seminole	09/04/73	993	0048
Sumter	08/31/73	144	265
Suwanee	09/04/73	106	192
Taylor	08/31/73	99	444
Volusia	08/31/73	1647	440
Wakulla	08/31/73	38	458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/28/74	876	74
Bay	02/28/74	457	572
Brevard	10/30/91	3157	4155
Citrus	03/18/74	365	200
Columbia	03/01/74	319	179
Dixie	02/28/74	44	149
Flagler	10/30/91	456	1155
Franklin	03/01/74	119	14
Gadsden	03/01/74	171	264
Gilchrist	02/28/74	48	25
Gulf	03/01/74	56	427
Hamilton	03/01/74	109	89
Hardee	02/28/74	158	140
Herdando	02/28/74	333	455
Highlands	02/28/74	458	394
Hillsborough	02/28/74	2842	642
Jefferson	03/01/74	58	5
Lafayette	03/01/74	28	34
Lake	03/04/74	540	77
Leon	03/01/74	638	672
Levy	02/28/74	57	769
Liberty	03/01/74	20	54
Madison	03/01/74	73	545
Marion	02/28/74	617	19
Orange	02/28/74	2504	1707
Osceola	03/01/74	284	344
Pasco	03/01/74	739	1360
Pinellas	02/28/74	4141	1397
Polk	02/28/74	1578	1983
Seminole	03/04/74	1010	1601
Sumter	03/01/74	150	278
Suwanee	03/04/74	111	766
Taylor	03/04/74	102	694
Volusia	03/04/74	1712	645
Wakulla	03/05/74	40	626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/29/76	1035	716
Bay	11/29/76	600	687
Brevard	10/30/91	3157	4184
Citrus	12/08/76	448	668
Columbia	12/03/76	370	898
Dixie	11/29/76	56	160
Flagler	10/30/91	456	1184
Franklin	11/29/76	136	420
Gadsden	12/06/76	219	533
Gilchrist	11/30/76	62	464
Gulf	11/30/76	68	753
Hamilton	11/30/76	131	855
Hardee	11/29/76	212	10
Herdando	12/03/76	397	623
Highlands	11/29/76	535	951
Hillsborough	11/29/76	3181	1281
Jefferson	11/29/76	75	198
Lafayette	11/29/76	36	422
Lake	12/06/76	620	66
Leon	11/30/76	823	723
Levy	11/29/76	98	32
Liberty	11/29/76	25	104
Madison	12/06/76	89	124
Marion	12/08/76	779	258
Orange	12/06/76	2745	889
Osceola	11/30/76	345	524
Pasco	12/03/76	867	1165
Pinellas	12/03/76	4484	1651
Polk	11/29/76	1720	2000
Seminole	12/06/76	1105	1137
Sumter	11/30/76	181	97
Suwanee	11/29/76	146	437
Taylor	11/30/76	123	111
Volusia	12/06/76	1872	1438
Wakulla	12/07/76	53	837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/11/79	1212	956
Bay	06/12/79	734	343
Brevard	10/30/91	3157	4212
Citrus	06/12/79	538	1687
Columbia	06/14/79	429	139
Dixie	06/12/79	68	122
Flagler	10/30/91	456	1212
Franklin	06/13/79	159	186
Gadsden	06/13/79	259	396
Gilchrist	06/12/79	77	260
Gulf	06/14/79	78	174
Hamilton	06/12/79	142	859
Hardee	06/12/79	245	558
Herdando	06/12/79	443	17
Highlands	06/13/79	620	77
Hillsborough	06/12/79	3523	1162
Jefferson	06/13/79	93	685
Lafayette	06/13/79	44	496
Lake	06/12/79	678	266
Leon	06/15/79	931	526
Levy	06/12/79	141	163
Liberty	06/13/79	30	394
Madison	06/13/79	108	655
Marion	06/13/79	976	451
Orange	06/13/79	3018	812
Osceola	06/12/79	438	115
Pasco	06/14/79	1013	126
Pinellas	06/12/79	4867	291
Polk	06/12/79	1881	2012
Seminole	06/12/79	1228	606
Sumter	06/12/79	216	642
Suwanee	06/12/79	184	514
Taylor	06/13/79	145	686
Volusia	06/12/79	2082	1430
Wakulla	06/13/79	69	884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/25/80	1290	319
Bay	07/25/80	794	596
Brevard	10/30/91	3157	4238
Citrus	07/28/80	560	2030
Columbia	07/24/80	451	126
Dixie	07/24/80	73	220
Flagler	10/30/91	456	1238
Franklin	07/28/80	169	589
Gadsden	07/25/80	275	649
Gilchrist	07/24/80	84	551
Gulf	07/28/80	82	290
Hamilton	07/25/80	148	774
Hardee	07/25/80	257	823
Herdando	07/24/80	465	441
Highlands	07/29/80	658	523
Hillsborough	07/24/80	3684	411
Jefferson	07/25/80	101	387
Lafayette	07/24/80	47	586
Lake	07/24/80	705	977
Leon	07/25/80	966	426
Levy	07/25/80	161	478
Liberty	07/25/80	32	981
Madison	07/28/80	117	572
Marion	07/28/80	1027	1141
Orange	07/25/80	3127	1401
Osceola	07/30/80	489	198
Pasco	07/25/80	1077	1362
Pinellas	06/24/80	5038	2013
Polk	07/25/80	1956	1808
Seminole	07/28/80	1288	1105
Sumter	07/25/80	233	598
Suwanee	07/29/80	200	618
Taylor	07/28/80	156	740
Volusia	07/25/80	2185	587
Wakulla	07/28/80	76	879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/27/81	1326	527
Bay	01/26/81	823	570
Brevard	10/30/91	3157	4267
Citrus	01/28/81	570	1391
Columbia	01/27/81	461	435
Dixie	01/23/81	75	785
Flagler	10/30/91	456	1267
Franklin	01/27/81	174	320
Gadsden	01/26/81	282	356
Gilchrist	01/23/81	87	484
Gulf	01/26/81	84	307
Hamilton	01/26/81	151	44
Hardee	01/27/81	264	214
Herdando	01/26/81	476	916
Highlands	01/26/81	676	12
Hillsborough	01/26/81	3760	1223
Jefferson	01/26/81	104	658
Lafayette	01/27/81	49	175
Lake	01/27/81	717	2439
Leon	01/30/81	983	1982
Levy	01/26/81	169	716
Liberty	01/26/81	33	875
Madison	01/27/81	121	535
Marion	01/26/81	1051	47
Orange	01/26/81	3167	2388
Osceola	01/28/81	512	78
Pasco	01/26/81	1108	1247
Pinellas	12/31/80	5128	1781
Polk	01/27/81	1994	436
Seminole	01/27/81	1317	775
Sumter	01/26/81	241	211
Suwanee	01/27/81	209	696
Taylor	01/26/81	161	461
Volusia	01/26/81	2236	1396
Wakulla	01/26/81	79	837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/10/81	1328	880
Bay	02/10/81	825	667
Brevard	10/30/91	3157	4295
Citrus	02/13/81	571	1236
Columbia	02/09/81	462	275
Dixie	02/09/81	76	147
Flagler	10/30/91	456	1295
Franklin	02/11/81	174	590
Gadsden	02/11/81	283	105
Gilchrist	02/13/81	88	100
Gulf	02/17/81	84	561
Hamilton	02/11/81	151	256
Hardee	02/11/81	264	618
Herdando	02/10/81	477	904
Highlands	02/11/81	677	519
Hillsborough	02/10/81	3766	35
Jefferson	02/12/81	105	318
Lafayette	02/10/81	49	299
Lake	02/10/81	718	2428
Leon	02/18/81	985	1655
Levy	02/12/81	170	567
Liberty	02/12/81	34	94
Madison	02/11/81	122	47
Marion	02/10/81	1052	1660
Orange	02/11/81	3171	1797
Osceola	02/13/81	514	336
Pasco	02/10/81	1111	307
Pinellas	02/10/81	5147	951
Polk	02/11/81	1997	527
Seminole	02/11/81	1319	1660
Sumter	02/11/81	241	746
Suwanee	02/11/81	210	652
Taylor	02/11/81	161	793
Volusia	02/10/81	2241	333
Wakulla	02/11/81	80	188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/08/81	1351	161
Bay	07/20/81	853	623
Brevard	10/30/91	3157	4321
Citrus	06/08/81	578	919
Columbia	06/08/81	469	507
Dixie	06/09/81	78	172
Flagler	10/30/91	456	1321
Franklin	06/10/81	178	166
Gadsden	06/08/81	286	1847
Gilchrist	06/05/81	90	526
Gulf	06/09/81	85	881
Hamilton	06/08/81	152	776
Hardee	06/05/81	267	797
Herdando	06/05/81	484	1645
Highlands	06/05/81	689	338
Hillsborough	06/05/81	3814	700
Jefferson	06/09/81	107	352
Lafayette	06/05/81	50	758
Lake	06/08/81	727	209
Leon	06/08/81	996	1780
Levy	06/08/81	176	81
Liberty	06/12/81	34	859
Madison	06/08/81	125	615
Marion	06/05/81	1068	1824
Orange	06/08/81	3199	783
Osceola	06/09/81	532	1
Pasco	06/05/81	1132	1007
Pinellas	06/05/81	5201	1902
Polk	06/12/81	2022	642
Seminole	06/08/81	1340	894
Sumter	06/05/81	246	210
Suwanee	06/05/81	217	153
Taylor	06/09/81	165	536
Volusia	06/05/81	2272	1296
Wakulla	06/08/81	82	500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	10/06/82	1440	284
Bay	10/08/82	912	523
Brevard	10/30/91	3157	4348
Citrus	10/07/82	604	1403
Columbia	10/06/82	498	260
Dixie	10/07/82	85	2
Flagler	10/30/91	456	1348
Franklin	10/11/82	191	239
Gadsden	10/08/82	297	266
Gilchrist	10/07/82	98	657
Gulf	10/07/82	91	125
Hamilton	10/06/82	159	396
Hardee	10/07/82	281	339
Herdando	10/06/82	510	1386
Highlands	10/08/82	733	571
Hillsborough	10/06/82	4009	985
Jefferson	10/08/82	115	766
Lafayette	10/06/82	55	163
Lake	10/08/82	759	836
Leon	10/07/82	1041	20
Levy	10/06/82	198	511
Liberty	10/07/82	38	218
Madison	10/07/82	136	685
Marion	10/06/82	1128	717
Orange	10/07/82	3316	738
Osceola	10/11/82	606	68
Pasco	10/06/82	1212	1279
Pinellas	10/07/82	5411	1407
Polk	10/07/82	2110	93
Seminole	10/06/82	1416	535
Sumter	10/06/82	263	631
Suwanee	10/06/82	238	524
Taylor	10/07/82	178	879
Volusia	10/06/82	2391	1879
Wakulla	10/07/82	91	306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/02/82	1450	90
Bay	12/06/82	916	1538
Brevard	10/30/91	3157	4364
Citrus	12/03/82	607	1034
Columbia	12/06/82	501	729
Dixie	12/06/82	86	49
Flagler	10/30/91	456	1364
Franklin	12/07/82	192	448
Gadsden	12/06/82	298	608
Gilchrist	12/03/82	100	18
Gulf	12/07/82	91	744
Hamilton	12/06/82	160	118
Hardee	12/08/82	283	11
Herdando	12/03/82	513	992
Highlands	12/07/82	738	221
Hillsborough	12/03/82	4033	293
Jefferson	12/06/82	117	9
Lafayette	12/06/82	55	444
Lake	12/03/82	763	19
Leon	12/07/82	1047	812
Levy	12/06/82	201	136
Liberty	12/08/82	38	547
Madison	12/07/82	137	808
Marion	12/07/82	1135	1015
Orange	12/06/82	3330	2301
Osceola	12/09/82	615	721
Pasco	12/06/82	1222	1592
Pinellas	11/23/82	5434	229
Polk	12/08/82	2121	118
Seminole	12/06/82	1425	1476
Sumter	12/06/82	265	768
Suwanee	12/07/82	240	699
Taylor	12/06/82	180	189
Volusia	12/06/82	2406	460
Wakulla	12/06/82	92	272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/05/91	1836	2215
Bay	12/04/91	1347	1335
Brevard	12/05/91	3165	1204
Citrus	12/04/91	917	725
Columbia	12/04/91	753	1847
Dixie	12/09/91	156	90
Flagler	12/04/91	458	1266
Franklin	12/04/91	364	11
Gadsden	12/04/91	386	1240
Gilchrist	12/09/91	182	573
Gulf	12/04/91	148	72
Hamilton	12/04/91	294	236
Hardee	12/04/91	420	322
Herdando	12/03/91	843	1139
Highlands	12/03/91	1161	1860
Hillsborough	12/04/91	6449	1412
Jefferson	12/04/91	225	39
Lafayette	12/05/91	87	430
Lake	12/04/91	1138	1083
Leon	12/04/91	1530	452
Levy	12/05/91	446	454
Liberty	12/04/91	68	508
Madison	12/04/91	258	173
Marion	12/04/91	1787	161
Orange	12/06/91	4352	22
Osceola	12/05/91	1042	587
Pasco	12/03/91	2071	503
Pinellas	11/13/91	7731	740
Polk	12/06/91	3041	1252
Seminole	12/05/91	2364	1942
Sumter	12/03/91	443	254
Suwanee	12/05/91	423	515
Taylor	12/04/91	296	232
Volusia	12/09/91	3712	968
Wakulla	12/05/91	185	524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/92	1888	2338
Bay	12/30/92	1410	42
Brevard	12/29/92	3256	2503
Citrus	12/29/92	965	231
Columbia	12/30/92	769	532
Dixie	12/30/92	165	484
Flagler	12/30/92	480	212
Franklin	12/30/92	399	1
Gadsden	12/30/92	399	1762
Gilchrist	12/30/92	194	693
Gulf	01/06/93	157	343
Hamilton	12/29/92	314	215
Hardee	12/31/92	439	211
Herdando	12/29/92	894	688
Highlands	12/29/92	1200	1665
Hillsborough	12/30/92	6838	810
Jefferson	12/30/92	250	196
Lafayette	12/30/92	92	129
Lake	12/30/92	1203	323
Leon	01/07/93	1611	2296
Levy	12/29/92	479	312
Liberty	12/30/92	73	427
Madison	12/30/92	292	205
Marion	12/29/92	1888	1815
Orange	12/30/92	4506	2985
Osceola	12/31/92	1102	2325
Pasco	12/29/92	3101	950
Pinellas	12/15/92	8120	1705
Polk	12/31/92	3185	899
Seminole	12/29/92	2525	1408
Sumter	12/29/92	471	468
Suwanee	12/29/92	449	469
Taylor	01/21/93	313	221
Volusia	12/30/92	3797	1647
Wakulla	12/31/92	204	765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/92	1888	2426
Bay	12/30/92	1410	130
Brevard	12/29/92	3256	2592
Citrus	12/29/92	965	319
Columbia	12/30/92	769	622
Dixie	12/30/92	165	572
Flagler	12/30/92	480	300
Franklin	12/30/92	399	89
Gadsden	12/30/92	399	1850
Gilchrist	12/30/92	195	1
Gulf	01/06/93	157	431
Hamilton	12/29/92	315	1
Hardee	12/31/92	439	299
Herdando	12/29/92	894	776
Highlands	12/29/92	1200	1754
Hillsborough	12/30/92	6838	898
Jefferson	12/30/92	250	285
Lafayette	12/30/92	92	217
Lake	12/30/92	1203	411
Leon	01/07/93	1611	2384
Levy	12/29/92	479	400
Liberty	12/30/92	73	515
Madison	12/30/92	292	293
Marion	12/29/92	1888	1903
Orange	12/30/92	4506	3073
Osceola	12/31/92	1102	2413
Pasco	12/29/92	3101	1038
Pinellas	12/15/92	8120	1795
Polk	12/31/92	3185	987
Seminole	12/29/92	2525	1496
Sumter	12/29/92	471	556
Suwanee	12/29/92	449	595
Taylor	01/21/93	313	309
Volusia	12/30/92	3797	1735
Wakulla	12/31/92	204	853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/23/93	1895	1712
Bay	02/22/93	1418	1202
Brevard	02/22/93	3268	4928
Citrus	03/03/93	972	1372
Columbia	02/23/93	771	1030
Dixie	02/23/93	166	771
Flagler	02/23/93	483	86
Franklin	02/23/93	404	209
Gadsden	02/22/93	402	153
Gilchrist	02/22/93	196	612
Gulf	02/22/93	158	636
Hamilton	02/22/93	317	37
Hardee	02/26/93	442	29
Herdando	02/22/93	901	1009
Highlands	02/23/93	1206	1393
Hillsborough	02/23/93	6891	182
Jefferson	02/23/93	254	267
Lafayette	02/22/93	92	788
Lake	02/22/93	1211	1060
Leon	02/23/93	1621	51
Levy	02/22/93	484	459
Liberty	02/22/93	74	366
Madison	02/22/93	297	50
Marion	03/01/93	1902	1706
Orange	03/01/93	4527	4174
Osceola	02/23/93	1111	2070
Pasco	03/01/93	3118	1205
Pinellas	02/09/93	8173	382
Polk	02/22/93	3203	2186
Seminole	02/22/93	2547	765
Sumter	02/22/93	475	750
Suwanee	02/23/93	454	51
Taylor	02/25/93	314	853
Volusia	02/23/93	3808	3551
Wakulla	02/23/93	207	396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/22/93	1898	2769
Bay	03/23/93	1423	659
Brevard	03/22/93	3275	3473
Citrus	03/22/93	975	1
Columbia	03/24/93	772	1536
Dixie	03/23/93	167	499
Flagler	03/23/93	484	1113
Franklin	03/22/93	407	47
Gadsden	03/22/93	403	66
Gilchrist	03/22/93	197	704
Gulf	03/22/93	159	388
Hamilton	03/22/93	320	1
Hardee	03/22/93	443	137
Herdando	03/22/93	905	480
Highlands	03/22/93	1210	47
Hillsborough	03/22/93	6917	972
Jefferson	03/24/93	257	40
Lafayette	03/23/93	93	218
Lake	03/23/93	1216	1165
Leon	03/23/93	1626	1941
Levy	03/23/93	487	375
Liberty	03/22/93	74	627
Madison	03/22/93	299	211
Marion	03/22/93	1910	738
Orange	03/23/93	4539	2634
Osceola	03/25/93	1115	2511
Pasco	03/22/93	3129	149
Pinellas	03/10/93	8200	2030
Polk	03/22/93	3214	1331
Seminole	03/22/93	2559	1330
Sumter	03/22/93	478	191
Suwanee	03/24/93	456	58
Taylor	03/26/93	316	580
Volusia	03/23/93	3814	4453
Wakulla	03/22/93	208	563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/06/93	1919	2335
Bay	08/09/93	1447	1661
Brevard	08/05/93	3312	2304
Citrus	08/06/93	994	111
Columbia	08/09/93	778	736
Dixie	08/10/93	171	595
Flagler	08/06/93	493	183
Franklin	08/16/93	423	78
Gadsden	08/06/93	407	1440
Gilchrist	08/06/93	202	372
Gulf	08/06/93	162	831
Hamilton	08/06/93	326	301
Hardee	08/06/93	450	623
Herdando	08/09/93	925	1936
Highlands	08/06/93	1225	1608
Hillsborough	08/05/93	7071	222
Jefferson	08/10/93	266	252
Lafayette	08/09/93	95	394
Lake	08/06/93	1241	430
Leon	08/09/93	1660	1955
Levy	08/06/93	500	395
Liberty	08/06/93	76	362
Madison	08/06/93	312	20
Marion	08/06/93	1948	1022
Orange	08/09/93	4602	366
Osceola	08/06/93	1138	832
Pasco	08/05/93	3182	104
Pinellas	07/20/93	8342	522
Polk	08/05/93	3268	1251
Seminole	08/09/93	2627	330
Sumter	08/05/93	489	700
Suwanee	08/09/93	467	488
Taylor	08/06/93	323	490
Volusia	08/06/93	3848	2752
Wakulla	08/06/93	217	104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/29/93	1942	1768
Bay	12/29/93	1473	1090
Brevard	12/28/93	3353	2186
Citrus	12/29/93	1013	1791
Columbia	12/30/93	784	1174
Dixie	01/04/94	175	744
Flagler	12/30/93	503	269
Franklin	12/30/93	437	69
Gadsden	12/29/93	412	1638
Gilchrist	01/03/94	207	597
Gulf	12/29/93	166	710
Hamilton	12/29/93	334	78
Hardee	12/28/93	458	139
Herdando	12/30/93	947	1037
Highlands	12/29/93	1241	1888
Hillsborough	12/29/93	7235	1829
Jefferson	12/30/93	276	231
Lafayette	12/29/93	97	746
Lake	12/29/93	1267	2229
Leon	12/29/93	1698	1017
Levy	12/30/93	512	733
Liberty	12/29/93	78	291
Madison	12/29/93	324	302
Marion	12/29/93	1990	1962
Orange	12/29/93	4675	2208
Osceola	12/30/93	1163	2641
Pasco	12/29/93	3239	112
Pinellas	12/15/93	8502	2162
Polk	12/28/93	3327	562
Seminole	12/28/93	2703	466
Sumter	12/28/93	502	167*
Suwanee	12/29/93	478	324
Taylor	12/29/93	330	533
Volusia	12/29/93	3885	2736
Wakulla	12/30/93	224	727

* Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/08/94	1975	2678
Bay	08/08/94	1516	432
Brevard	08/08/94	3412	3309
Citrus	08/08/94	1044	2108
Columbia	08/08/94	794	188
Dixie	08/11/94	183	3
Flagler	08/08/94	516	1458
Franklin	08/10/94	465	42
Gadsden	08/09/94	422	570
Gilchrist	08/10/94	216	477
Gulf	08/08/94	172	664
Hamilton	08/08/94	347	189
Hardee	08/08/94	471	495
Herdando	09/06/94	983	887
Highlands	08/08/94	1267	791
Hillsborough	08/10/94	7485	745
Jefferson	08/09/94	298	22
Lafayette	08/09/94	101	626
Lake	08/09/94	1311	1274
Leon	08/08/94	1754	594
Levy	08/08/94	533	45
Liberty	08/09/94	81	566
Madison	08/08/94	348	172
Marion	08/10/94	2060	1272
Orange	08/09/94	4779	4850
Osceola	08/08/94	1205	1060
Pasco	08/08/94	3326	1162
Pinellas	07/25/94	8734	1574
Polk	08/08/94	3423	2168
Seminole	08/08/94	2809	131
Sumter	08/08/94	524	256
Suwanee	08/08/94	500	170
Taylor	08/09/94	342	576
Volusia	08/11/94	3942	4371
Wakulla	08/10/94	239	322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/16/01	2371	1703
Bay	07/24/01	2052	225
Brevard	07/24/01	4387	206
Citrus	07/16/01	1440	322
Columbia	07/24/01	931	1741
Dixie	07/23/01	262	1
Flagler	07/24/01	758	320
Franklin	07/26/01	671	542
Gadsden	07/23/01	529	134
Gilcrest	07/23/01	2001	3068
Gulf	07/24/01	262	872
Hamilton	07/23/01	504	59
Hardee	07/23/01	614	764
Hernando	07/16/01	1437	619
Highlands	07/16/01	1556	1380
Hillsborough	07/23/01	10952	1626
Jefferson	07/23/01	471	268
Lafayette	07/23/01	169	348
Lake	07/16/01	1974	2275
Leon	07/23/01	2530	74
Levy	07/23/01	752	726
Liberty	07/23/01	124	311
Madison	07/24/01	587	48
Manatee	07/23/01	1692	6974
Marion	07/16/01	2987	1131
Orange	07/16/01	6302	3365
Osceola	07/16/01	1902	1112
Pasco	07/16/01	4667	77
Pinellas	07/13/01	11475	2488
Polk	07/16/01	4751	1
Seminole	07/16/01	4128	170
Sumter	07/16/01	894	40
Suwannee	07/23/01	877	77
Taylor	07/23/01	464	215
Volusia	07/17/01	4714	4356
Wakulla	07/23/01	414	599

FORTIETH SUPPLEMENTAL INDENTURE dated July 1, 2002

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/19/02	2486	439
Bay	07/19/02	2164	520
Brevard	07/01/01	4641	2591
Citrus	07/19/02	1521	2
Columbia	07/19/02	958	500
Dixie	07/19/02	277	1
Flagler	07/24/02	838	776
Franklin	07/24/02	706	23
Gadsden	07/19/02	548	415
Gilchrist*	07/19/02	Instrument Number 2002 3363
Gulf	07/19/02	285	369
Hamilton	07/19/02	530	143
Hardee	07/19/02	630	147
Hernando	07/19/02	1552	745
Highlands	07/19/02	1616	1919
Hillsborough	07/19/02	11790	0680
Jefferson	07/22/02	0492	0001
Lafayette	07/19/02	181	406
Lake	07/22/02	02145	1576
Leon	07/19/02	R2697	01718
Levy	07/19/02	795	531
Liberty	07/19/02	131	454
Madison	07/19/02	627	171
Manatee	07/19/02	1759	970
Marion	07/19/02	3203	0458
Orange	07/23/02	6573	5463
Osceola	07/22/02	2082	1419
Pasco	07/19/02	5012	1362
Pinellas	07/26/02	12128	1700
Polk	07/19/02	5064	0027
Seminole	07/23/02	4468	0429
Sumter	07/19/02	988	512
Suwannee	07/19/02	948	7
Taylor	07/19/02	484	562
Volusia	07/19/02	4898	2002
Wakulla	07/22/02	450	344

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE dated February 1, 2003

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/10/03	2620	1182
Bay	03/20/03	2252	1616
Brevard	03/10/03	4845	847
Citrus	03/10/03	1580	537
Columbia	03/10/03	976	2505
Dixie	03/10/03	285	654
Flagler	03/10/03	905	1523
Franklin	03/12/03	729	424
Gadsden	03/10/03	561	1091
Gilchrist*	03/10/03	Instrument Number 2003 1224
Gulf	03/10/03	301	432
Hamilton	03/10/03	543	358
Hardee	03/10/03	640	218
Hernando	03/07/03	1636	204
Highlands	03/10/03	1660	726
Hillsborough	03/10/03	12427	1748
Jefferson	03/10/03	507	98
Lafayette	03/10/03	189	107
Lake	03/10/03	2276	2224
Leon	03/11/03	2827	95
Levy	03/10/03	826	208
Liberty	03/11/03	136	479
Madison	03/09/03	653	69
Manatee	03/07/03	1809	6624
Marion	03/10/03	3363	1414
Orange	03/10/03	6820	89
Osceola	03/10/03	2208	1762
Pasco	03/07/03	5267	216
Pinellas	03/06/03	12582	1011
Polk	03/06/03	5289	1762
Seminole	03/10/03	4745	970
Sumter	03/07/03	1052	4
Suwannee	03/10/03	995	83
Taylor	03/10/03	497	542
Volusia	03/10/03	5033	4056
Wakulla	03/10/03	478	79

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SECOND SUPPLEMENTAL INDENTURE dated April 1, 2003

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	05/27/2003	2676	753
Bay	05/27/2003	2283	585
Brevard	06/06/2003	4935	345
Citrus	05/23/2003	1604	305
Columbia	05/23/2003	984	87
Dixie	05/23/2003	289	447
Flagler	05/27/2003	935	151
Franklin	05/27/2003	739	166
Gadsden	05/23/2003	566	840
Gilchrist*	05/23/2003	Instrument Number 2003002716
Gulf	05/27/2003	307	784
Hamilton	05/23/2003	549	1
Hardee	05/28/2003	644	670
Hernando	05/23/2003	1671	1084
Highlands	05/23/2003	1676	1168
Hillsborough	05/28/2003	12682	320
Jefferson	05/23/2003	512	367
Lafayette	05/23/2003	191	373
Lake	05/22/2003	2324	1507
Leon	05/28/2003	2874	1027
Levy	05/27/2003	837	42
Liberty	05/27/2003	138	218
Madison	05/23/2003	664	225
Manatee	05/28/2003	1831	1979
Marion	05/30/2003	3426	1046
Orange	05/23/2003	6925	2125
Osceola	05/22/2003	2256	2207
Pasco	05/23/2003	5370	1906
Pinellas	05/23/2003	12767	1631
Polk	05/23/2003	5372	1233
Seminole	05/30/2003	4843	1879
Sumter	05/30/2003	1076	307
Suwannee	05/23/2003	1013	263
Taylor	05/28/2003	502	773
Volusia	06/02/2003	5084	4311
Wakulla	05/23/2003	488	388

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-THIRD SUPPLEMENTAL INDENTURE dated November 1, 2003

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/2003	2831	1359
Bay	01/12/2004	2385	484
Brevard	01/08/2004	5166	2137
Citrus	12/29/2003	1675	939
Columbia	12/30/2003	1003	767
Dixie	12/30/2003	300	401
Flagler	12/29/2003	1024	1365
Franklin	12/30/2003	769	78
Gadsden	12/29/2003	580	1923
Gilchrist*	12/30/2003	Instrument Number 2003006794
Gulf	12/30/2003	327	232
Hamilton	12/29/2003	563	163
Hardee	12/29/2003	656	951
Hernando	12/31/2003	1776	1140
Highlands	12/29/2003	1727	647
Hillsborough	12/31/2003	13433	1463
Jefferson	12/30/2003	530	192
Lafayette	12/30/2003	199	454
Lake	12/30/2003	2478	691
Leon	01/08/2004	3018	255
Levy	01/05/2004	868	897
Liberty	12/30/2003	142	561
Madison	12/30/2003	695	129
Manatee	12/30/2003	1891	3077
Marion	01/05/2004	3610	1489
Orange	12/30/2003	7245	2525
Osceola	01/07/2004	2418	906
Pasco	12/30/2003	5676	531
Pinellas	12/23/2003	13265	2523
Polk	12/29/2003	5624	1278
Seminole	12/30/2003	5149	1458
Sumter	01/06/2004	1156	447
Suwannee	12/30/2003	1065	398
Taylor	12/30/2003	516	670
Volusia	12/29/2003	5232	3126
Wakulla	12/29/2003	518	436

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FOURTH SUPPLEMENTAL INDENTURE dated August 1, 2004

STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	09/08/2004	2989	679
Bay	09/20/2004	2503	1164
Brevard	09/10/2004	5358	4062
Citrus	09/08/2004	1761	1476
Columbia	09/08/2004	1025	1081
Dixie	09/08/2004	313	405
Flagler	09/10/2004	1141	1282
Franklin	09/07/2004	811	160
Gadsden	09/09/2004	596	209
Gilchrist*	09/08/2004	Instrument Number 2004004967
Gulf	09/08/2004	351	826
Hamilton	09/08/2004	579	91
Hardee	09/07/2004	669	579
Hernando	09/09/2004	1897	1207
Highlands	09/07/2004	1787	1955
Hillsborough	09/16/2004	14220	1091
Jefferson	09/08/2004	552	115
Lafayette	09/10/2004	209	329
Lake	09/09/2004	2652	1330
Leon	09/10/2004	3158	1432
Levy	09/08/2004	905	525
Liberty	09/09/2004	148	295
Madison	09/08/2004	728	181
Manatee	09/09/2004	1955	6519
Marion	09/14/2004	3819	714
Orange	09/17/2004	7618	4387
Osceola	09/15/2004	2595	1666
Pasco	09/15/2004	6027	311
Pinellas	09/09/2004	13817	1552
Polk	09/09/2004	5915	905
Seminole	09/14/2004	5450	663
Sumter	09/17/2004	1267	646
Suwannee	09/08/2004	1133	1
Taylor	09/07/2004	532	603
Volusia	09/16/2004	5399	4694
Wakulla	09/08/2004	556	566

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

EXHIBIT B

PROPERTY DESCRIPTIONS

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

D	ELVIRETTA CORPORATION, A FLORIDA CORPORATION	HERNANDO (FL)	28-Dec-04	1950	672	09-23S-18E; PART OF 295’ FPC ROW LYING IN N 1/2 OF SEC, LYING W OF W BOUNDARY OF VILLAGE VAN GOGH, PB 24/6, LYING E OF E BOUNDARY OF SPRING HILL, UNITS 18-20, PB 17/29, LYING N OF N ROW LINE OF ELGIN BLVD

D	MCI SALES AND SERVICE, INC., FKA HAUSMAN BUS SALES, INC., A DELAWARE CORPORATION	ORANGE (FL)	03-Jan-05	7759	3986	31-23S-30E; LOT 1 PLAT OF MOTOR COACH AT AIRPORT DISTRIBUTION CENTER, PB 44/78

TR	THOMPSON, THEODORE R.	LAKE (FL)	03-Aug-04	2629	912	24-19S-25E; LOT 20, BLK C, SUNNY DELL PARK PB 12/76

TR	DE BELVA, THEODORE AND SIMONE DE BELVA	LAKE (FL)	03-Aug-04	2629	913	11-19S-25E; THE S 25’ OF THE N 75’ OF PARCEL 6N, SCOTTISH HIGHLANDS CONDOMINIUM, OR 768/1856 & PB 2/6, CPB 1/84, CPB 2/2, CPB

TR	LLOYD, PAMELA, AND BARBARA MACKLEN, INDIVIDUALLY AND AS PERSONAL REPRESENTATIVES FOR THE ADELYN GOOLEY WALLACE ESTATE; DEBRA S. HINKLE; CYNTHIA SNYDER	LAKE (FL)	05-Aug-04	2630	2163	19-22S-25E; M&B, BEGIN AT INTERSECTION OF N BOUNDARY OF TRACT 51, GROVELAND FARMS, PB 2/10

TR	SIMMERS, DARLENE	LAKE (FL)	16-Aug-04	2637	195	12-19S-25E; THE W 45’ OF LOT 21, BLK D, HILLTOP, PB 13/37

TR	STONE, JOAN AND JOHNNIE STONE	LAKE (FL)	16-Aug-04	2637	200	12-19S-25E; THE W 45’ OF LOT 19, BLK D, HILLTOP, UNIT 2, PB 13/37

TR	ZIEGLER, KENNETH C., AND GERALDINE M. ZIEGLER	LAKE (FL)	16-Aug-04	2637	190	12-19S-25E; THE W 45’ OF LOT 17, BLK D, HILLTOP, UNIT 2, PB 13/37

D=Deed; TR=Transmission Easement; EA=Easement	Page B-1

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	HARRIS, ELDEN D., TRUSTEE	DIXIE (FL)	01-Sep-04	313	190	24-09S-13E; THE W 10’ OF LOTS 2 & 3, HARRIS ACRES, PB 1/247

TR	KELLER, GORDON W.	LAKE (FL)	09-Sep-04	2653	516	25-19S-25E; THE S 21’ OF LOT 1, GROVES AT BAYTREE PHASE 1, PB 43/11

TR	MOSS, DAVID D., AND NANCY J. MOSS	LAKE (FL)	09-Sep-04	2653	545	11-19S-25E; THE S 25’ OF THE N 75’ OF PARCEL 4N, SCOTTISH HIGHLANDS CONDOMINIUM, OR 768/1856, AND CPB 1/84, CPB 2/2, CPB 2/6

TR	DUNAWAY, WILLIAM E., AND EVELYN JEAN DUNAWAY	LAKE (FL)	09-Sep-04	2653	541	12-19S-25E; THE W 45’ OF LOT 20, BLK D, HILLTOP UNIT 2, PB 13/37

TR	SUMTER ELECTRIC COOPERATIVE, INC.	LAKE (FL)	09-Sep-04	2653	529	13-19S-25E; M & B; COMMENCE AT THE SW CORNER OF SW 1/4 OF NW 1/4

TR	BS PROPERTIES, LLC	LAKE (FL)	09-Sep-04	2653	520	11-19S-25E; THE N 25’ OF LANDS IN OR 1655/734

TR	FREEMAN, JEFFREY M., AND BRIDGET B. FREEMAN	LAKE (FL)	09-Sep-04	2653	533	12-19S-25E; THE W 45’ FO LOT 13, BLK D, HILLTOP UNIT 2, PB 13/37

TR	HICKMAN, ROBERT H., AND KATHLEEN E. HICKMAN	LAKE (FL)	09-Sep-04	2653	537	25-19S-25E; THE S 21’ OF LOT 70, GROVES AT BAYTREE PHASE 1, PB 43/11

TR	BRADSHAW JR., CHARLES E.	LAKE (FL)	09-Sep-04	2653	485	19-22S-25E; M & B; COMMENCE AT IRON ROD AT NW CORNER OF THE SE 1/4 OF NW 1/4; FORMER CSX ROW

TR	BRADSHAW JR., CHARLES E.	LAKE (FL)	09-Sep-04	2653	489	19-22S-25E; M & B; COMMENCE AT IRON ROD AT NW CORNER OF SE 1/4 OF NW 1/4

TR	JETT, WILLIAM K., AND NANCY W. COFFEY JETT	VOLUSIA (FL)	13-Sep-04	5396	3777	35-15S-29E; CENTERLINE IN FORMER ROW OF CARL STREET, & BOUNDED BY LOTS 1, 3, 5 & 7, BLK 23; LOTS 4 & 6, BLK 24, DELEON SPRINGS, MB 1/131

TR	SEIDLE, WILLIAM D.	LAKE (FL)	13-Oct-04	2676	466	28-22S-26E; TRACTS 23 & 24, LESS S 107’ OF TRACT 24, , PB 2/28

D=Deed; TR=Transmission Easement; EA=Easement	Page B-2

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	SPENCER, WAYNE G. AND MARY G. SPENCER	LAKE (FL)	13-Oct-04			24-19S-25E; PORTIONS OF OR 1010/4386, E 100’ OF LOT 10, BLK D, FIRST ADD TO SUNNY DELL PARK, PB 12/76; PORTIONS OF OR 920/2060, LOT 11, BLK D, FIRST ADD TO SUNNY DELL PARK, PB 12/76

TR	SMILNAT, PATRICIA M.; CHRISTINA CARRUTHERS FKA CHRISTINA SMILNAK; SOPHIE E. SMILNAK	DIXIE (FL)	18-Oct-04	315	483	36-09S-13E; E 10’ OF E ROW OF ST 349, OR 210/172

TR	MARRERO, IVAN AND LISETTE MARRERO	HERNANDO (FL)	20-Oct-04	1916	910	09-23S-18E; S 10’ OF LOT 1, BLK 3, VILLAGE VAN GOGH, PB 24/6

TR	KING-WEBER, LISA; THOMAS J. WEBER	LEVY (FL)	21-Oct-04	911	736	01-17S-16E; PORTION OF OR 848/568, STARTING AT NE CORNER OF E 1/2 OF W 1/2 OF W 1/2 OF SE 1/4 OF SE 1/4

TR	STOUT, DOUGLAS AND SUSAN STOUT	LEVY (FL)	21-Oct-04	911	733	01-17S-16E; PORTION OF OR 757/777, START AT NE CORNER OF E 1/2 OF E 1/2 OF W 1/2 OF SE 1/4 OF SE 1/4

TR	DAN’S MOBILE PARK, INC.	LEVY (FL)	21-Oct-04	911	730	01-17S-16E; PART OF OR 422/753 START AT NE CORNER OF W 1/2 OF E 1/2 OF W 1/2 OF SE 1/4 OF SE 1/4

TR	HARRISON, JOHNNY ANDREW	LEVY (FL)	21-Oct-04	911	724	01-17S-16E; PORTION OF OR 632/990, STARTING AT NE CORNER OF E 1/2 OF E 1/2 OF E 1/2 OF SE 1/4 OF SE 1/4

TR	STOUT, DOUGLAS AND SUSAN STOUT	LEVY (FL)	21-Oct-04	911	739	01-17S-16E; S 10’ OF W 1/2 OF E 1/2 OF W 1/2 OF SE 1/4 OF SE 1/4

TR	CSEH, MICHAEL AND JOY CSEH	LEVY (FL)	21-Oct-04	911	727	01-17S-16E; PORTION OF OR 642/677, START AT NE CORNER OF W 1/2 OF E 1/2 OF E 1/2 OF SE 1/4 OF SE 1/4

TR	HERNANDO COUNTY BOARD OF COUNTY COMMISSIONERS	HERNANDO (FL)	27-Oct-04	1920	1712	09-23S-18E;10-23S-18E;15-23S-18E;S 10’ OF TRACT B, BLK 1, BLK 3 , VILLAGE VAN GOGH, PB 24/6; S 10’ OF OR 827/205; W 10’ OF OR 1079/553

D=Deed; TR=Transmission Easement; EA=Easement	Page B-3

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/DATE	BOOK	PAGE	WITH DESCRIPTION

TR	HERNANDO COUNTY BOARD OF COUNTY COMMISSIONERS	HERNANDO (FL)	27-Oct-04	1920	1709	09-23S-18E; ACROSS E PORTION OF DRAINAGE RETENTION, BLK 1, HOLLAND SPRING INDUSTRIAL PARK UNIT 1, PB 19/50

TR	MOORE, BARRY L.	LEVY (FL)	08-Nov-04	914	937	01-17S-16E; START AT NE CORNER OF W 1/2 OF W 1/2 OF W 1/2 OF SE 1/4 OF SE 1/4 OF SEC

TR	KULANGARAS, INC.	MARION (FL)	10-Nov-04	3869	664	26-16S-20E; PORTION OF OR 3346/970 COMPLEX TWO HUNDRED, LOT 1

TR	GEORGIA PACIFIC CORPORATION	LIBERTY (FL)	10-Nov-04	149	593	29-01N-05W;30-01N-05W;31-01N-05W; M & B, PART OF OR 134/136, S 1/2 OF SEC 30; SW 1/4 OF SEC 29; NE 1/4 OF SEC 31

TR	HELLWIG, ROBERT AND JACQUELINE A. HELLWIG	MARION (FL)	10-Nov-04	3869	659	26-16S-20E; PORTION OF OR 1430/1013, STARTING AT INTERSECTION OF N BOUNDARY OF COMPLEX TWO HUNDRED, PB X/53

TR	TALQUIN ELECTRIC COOPERATIVE, INC.	LIBERTY (FL)	10-Nov-04	149	587	31-01N-05W; M & B, PART OF TALQUIN ELEC COOP SUBSTATION, NE 1/4

TR	HOSFORD, JOYCE SUMMERS; KITTE HOSFORD CARTER	LIBERTY (FL)	10-Nov-04	149	582	05-01S-05W; M & B, S 1/2 OF SEC 5

TR	STOKES, JR., BERYL N.	LAKE (FL)	16-Nov-04	2698	1537	06-23S-25E; PORTION OF OR 903/330, GROVELAND FARMS, TRACT 25 & 26, PB 2/10

TR	FISHBACK, SHIRLEY T., PERSONAL REPRESENTATIVE OF THE ESTATE OF DAVIS FISHBACK	LAKE (FL)	16-Nov-04	2698	1540	06-23S-25E; PORTION OF OR 967/2161, GROVELAND FARMS, TRACTS 25 & 26, PB 2/10

TR	CRF-COACH I, L.L.C.	HERNANDO (FL)	24-Nov-04	1933	1509	10-23S-18E; PART OF TRACT E BLK 1, SILVERTHORN PHASE 1, PB 28/36

TR	VA DEVELOPMENT, INC	HERNANDO (FL)	08-Dec-04	1939	93	15-23S-18E; M & B, W 10’ OF OR 1322/1410, COMMENCE AT NE CORNER OF SEC

D=Deed; TR=Transmission Easement; EA=Easement	Page B-4

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	ROWAN, JR., GEORGE W.	GADSDEN (FL)	12-Dec-04	601	1779	33-03N-05W; M & B, COMMENCE AT SW CORNER OF SEC LYING W OF HANNA MILL POND RD

TR	SMILEY, WILLIAM L. AND CONSTANCE J. SMILEY	GADSDEN (FL)	13-Dec-04	601	1744	21-03N-05W; M & B, PORTION OF TRACT B & D ATWOOD WOODS MINOR SUBDIVISION, COMMENCE AT NE CORNER OF SEC

TR	HIERS, DONNA J.	GADSDEN (FL)	13-Dec-04	601	1749	21-02N-05W; M & B, PRTION OF OR 592/103, COMMENCE AT W 1/4 CORNER OF SEC

TR	MORNINGSTAR MISSIONARY BAPTIST CHURCH	GADSDEN (FL)	13-Dec-04	601	1754	21-03N-05W; M & B, COMMENCE AT SE CORNER OF SEC

TR	SMITH, PAULINE F.	GADSDEN (FL)	13-Dec-04	601	1764	34-03N-05W; M & B, COMMENCE AT NW CORNER OF SEC

TR	MILLER, DELBERT	GADSDEN (FL)	13-Dec-04	601	1774	21-03N-05W; M & B, PORTION OF TIMBERLAND SUBDIVISION, COMMENCE AT SE CORNER OF SEC

TR	FLETCHER GROVES, INC.	POLK (FL)	13-Dec-04	6016	964	35-28S-27E; M & B, S 1/2 OF NW 1/4 OF NW 1/4 OF SEC, DB 396/639

TR	CRICHTON, BRUCE; NELIA GAY	LEVY (FL)	13-Dec-04	919	770	01-17S-16E; M & B, PORTION OF OR 751/217, COMMENCE AT NE CORNER OF W 1/2 OF W 1/2 OF E 1/2 OF SE 1/4 OF SE 1/4 OF SEC; AND COMMENCE AT CORNER OF E 1/2 OF W 1/2 OF E 1/2 OF SE 1/4 OF SE 1/4 OF SEC

TR	U.S. AGRI-CHEMICALS CORPORATION	POLK (FL)	13-Dec-04	6016	958	05-32-S-25E; 06-32-S-25E; 32-31-S-25E; M & B, COMMENCE AT NW CORNER OF SEC 5

TR	SMITH, PAULINE F.	GADSDEN (FL)	13-Dec-04	601	1769	27-03N-05W; M & B, COMMENCE AT SW CORNER OF SEC

TR	FINKLEY, LULA MAE MOORE; RANDALL DENOID BASS	GADSDEN (FL)	13-Dec-04	601	1759	21-03N-05W; M & B, PORTION OF OR 467/1462, COMMENCE AT E 1/4 CORNER OF SEC

D=Deed; TR=Transmission Easement; EA=Easement	Page B-5

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	WIN-ULMERTON, LTD., A FLORIDA LIMITED PARTNERSHIP BY PDG, II, INC., A FLORIDA CORP.	PINELLAS (FL)	14-Dec-04	14001	330	03-30S-15E; M & B, E 165’ OF SW 1/4 OF SE 1/4

TR	HOME DEPOT U.S.A., INC.	PINELLAS (FL)	14-Dec-04	14001	335	03-30S-15E; M & B, E 165’ OF SW 1/4 OF SE 1/4

TR	ST. JOE TIMBERLAND COMPANY OF DELAWARE, LLC., A DELAWARE LIMITED LIABILITY COMPANY	LIBERTY (FL)	20-Dec-04	150	392	04-01S-05W;05-01S-05W;08-01S-05W;09-01S-05W; 17-01S-05W;18-01S-05W;31-01N-05W;32-01N-05W;33-01N-05W; M & B, SEVERAL PARCELS, SEE IMAGE

TR	SUN TRUST BANK, INC.	HERNANDO (FL)	21-Dec-04	1945	1907	15-23S-18E; M & B, ACROSS W PORTION OF OR 1235/161, LOT 3 HOLLAND SPRING COMMERCIAL SUBDIVISION, PB 31/27

TR	MILLER, PHILLIP A., AND REBA E. MILLER, TRUSTEES	HERNANDO (FL)	21-Dec-04	1945	1911	22-23S-18E; LOT 1, BLK 3 AND LOT 3 BLK 1, HOLLAND SPRING INDUSTRIAL PARK, UNIT 1, PB 19/50

TR	GIRARD, WILLIAM T. AND JANIS V. GIRARD	VOLUSIA (FL)	21-Dec-04	5460	3487	35-15S-29E; 38-16S-29E; EASEMENT BOUNDED BY LOTS 1-2, BLK 22, LOTS 7-8, BLK 24 AND CARL ST BEING BOUNDED BY LOTS 6 & 8, BLK 24, LOTS 1, 3, 5 & 7, BLK 23 IN DELEON SPRINGS SUBDIVISION, MB 1/131

TR	HATTAWAY, ROBERT T.	ORANGE (FL)	28-Dec-04	7754	1588	34-20S-28E; DOCUMENT IS A DEED WITH RESERVED TRANSMISSION EASEMENT AND ACCESS EASEMENT

TR	ANCHOR INVESTMENT CORPORATION OF FLORIDA	MARION (FL)	11-Jan-05	3922	359	35-16S-20E; M & B, COMMENCE AT INTERSECTION OF E BOUNDARY OF NW 1/4 OF SEC

TR	WARD, MARY L., AKA LYNN WARD	GADSDEN (FL)	11-Jan-05	603	1561	09-02N-05W; M & B, PORTIONS OF OR 516/1281, LYIN IN S 1/2 OF SEC

TR	VALENTINO, JOHN M. AND KATHLEEN H. VALENTINO	CITRUS (FL)	11-Jan-05	1804	1007	16-17S-18E;10-17S-18E; PORTION OF OR 1464/2328, N 40’ OF LOT 1, BLK 260, CITRUS SPRINGS UNIT 3, PB 5/116

D=Deed; TR=Transmission Easement; EA=Easement	Page B-6

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	HOPPER, ROSA MURL, AKA R. MURL HOPPER	GADSDEN (FL)	11-Jan-05	603	1569	09-02N-05W; M & B, PORTIONS OF OR 405/821, LYING IN S 1/2, AND IN SW 1/4

TR	POWER, ROBERT C. AND JOYCE L. POWER	CITRUS (FL)	11-Jan-05	1804	1011	16-17S-18E; 10-17S-18E; PORTION OF OR 425/226, N 40’ OF LOT 8, BLK 260, CITRUS SPRINGS UNIT 3, PB 5/116

TR	BLACK, BILLY B. AND WANDA I. CALLAWAY	CITRUS (FL)	11-Jan-05	1804	1021	15-17S-17E; M & B, PORTION OF OR 1392/1064 STAT AT NW CORNER OF E 1/2 OF NE 1/4

TR	SMITH, DORA W.	CITRUS (FL)	11-Jan-05	1804	1029	16-17S-18E; 10-17S-18E; PORTION OF OR 1459/2211, N 40’ OF LOT 13, BLK 261, CITRUS SPRINGS UNIT 3, PB 5/116

TR	ALCANTARA, DION AND JENNIFER ALCANTARA	CITRUS (FL)	11-Jan-05	1804	1025	16-17S-18E;10-17S-18E; PORTION OF OR 1766/1950, N 40’, LOT 5, BLK 270, CITRUS SPRINGS UNIT 3, PB 5/116

TR	INGRAHAM, JR., VIVAL AND HELEN D. INGRAHAM	CITRUS (FL)	11-Jan-05	1804	1015	14-17S-17E; 15-17S-17E; M & B, PORTION OF OR 1403/1400, COSTA * SON INC., PB 5/59; AND PORTION OF OR 1235/1760, START AT NE CORNER

TR	ELVIRETTA CORPORATION	HERNANDO (FL)	12-Jan-05	1957	1067	15-23S-18E; M & B, W 10’ OF OR 685/721, COMMENCE IN NE CORNER OF SEC

TR	BOYD INDUSTRIES, INC., A FLORIDA CORPORATION	HERNANDO (FL)	12-Jan-05	1957	1063	22-23S-18E; M & B, 2 STRIPS LYING IN LOT 1, BLK 4, HOLLAND SPRING INDUSTRIAL PARK, UNIT 1, PB 19/50

TR	BARNES, JOHN P., AND MARY ANN BARNES	POLK (FL)	14-Jan-05	6053	849	15-29S-27E; M & B; SW 1/4 OF NW 1/4 OF NW 1/4 OF SW 1/4; TRACT B, THE N 561.58’ OF W 250’ OF SW 1/4 OF NW 1/4

TR	LONG, MICHAEL; FERRILY LONG	GADSDEN (FL)	24-Jan-05	604	842	28-03N-05W; M & B, PART OF LOT 3 HARDAWAY FARMS MINOR, COMMENCE AT NE CORNER

TR	TOLAR, GERALD B. AS ATTORNEY IN FACT FOR CECIL F. TOLAR; MARVIN D. TOLAR	GADSDEN (FL)	24-Jan-05	604	836	09-02N-05W;16-02N-05W; M & B, PART OF DB 80/234, COMMENCE AT N 1/4 CORNER

D=Deed; TR=Transmission Easement; EA=Easement	Page B-7

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	HOPPER, ROSA MURL, AKA R. MURL HOPPER	GADSDEN (FL)	24-Jan-05	604	828	09-02N-05W;M & B, OR 405/821 LYING IN PORTION OF SW 1/4 OF NE 1/4; AND PORTION OF S 1/2

TR	THOMAS, KING JAMES AND EZIE BATES THOMAS, INDIVIDUALLY AND AS THE SOLE SURVIVING HEIR OF WILLY JAMES THOMAS	GADSDEN (FL)	24-Jan-05	604	822	21-02N-05W; M & B, PORTION OF OR 435/590, STARTING A NW CORNER

TR	THOMAS, KEVIN	GADSDEN (FL)	24-Jan-05	604	817	04-02N-05W; M & B, PORTION OF S 1/2 OF NE 1/4

TR	UGLARIK, JOHN	CITRUS (FL)	25-Jan-05	1809	917	10-17S-18E;16-17S-18E;PORTION OF OR 578/481, N 40’ OF LOT 2, BLK 270, CITRUS SPRINGS UNIT 3, PB 5/116

TR	BRITTO, ANGELA	CITRUS (FL)	25-Jan-05	1809	909	16-17S-18E;10-17S-18E;PORTION OF OR 1481/1856, N 40’ OF LOTS 9-11, BLK 270, CITRUS SPRINGS UNIT 3, PB 5/116

TR	WITHLACOOCHEE RIVER ELECTRIC COOPERATIVE, INC., A FLORIDA CORP.	HERNANDO (FL)	26-Jan-05	1963	1591	22-23S-18E; HOLLAND SPRING INDUSTRIAL PARK UNIT 1, LOT 2, BLK 4, PB 19/50

TR	STERLING HILL COMMUNITY DEVELOPMENT DISTRICT	HERNANDO (FL)	26-Jan-05	1963	1594	09-23S-18E;15-23S-18E; M & B, S 10’ OF OR 685/721, BEGIN AT SE CORNER OF LOT 1, BLK 6 VILLAGE VAN GOGH, PB 24/5; AND BEGIN AT SE CORNER OF W 1/2 OF SEC 10

TR	SUN TRUST BANK, INC.	MARION (FL)	27-Jan-05	3934	1941	26-16S-20E; M & B, PORTION OF OR 1610/232, BEGIN AT INTERSECTION OF S BOUNDARY OF SE 1/4

TR	MARION CENTER, INC.	MARION (FL)	27-Jan-05	3934	1935	35-16S-20E; M & B, PORTION OF OR 3672/950, BEGIN AT INTERSECTION OF N BOUNDARY OF SW 1/4

TR	BRYANT, STERLING A., AND ROSE MARIE BRYANT	GADSDEN (FL)	21-Feb-05	606	605	34-03N-05W; M & B, PORTION OF OR 344/1031 & 344/1033, BEGIN AT NW CORNER OF SEC

D=Deed; TR=Transmission Easement; EA=Easement	Page B-8

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	VERONICA LANIER AKA VERONICA B. LANIER	GADSDEN (FL)	21-Feb-05	606	611	33-03N-05W;34-03N-05W; M & B, PORTION OF OR 368/62, BEGIN AT NE CORNER OF SEC 33

TR	SNOW, SARAH	GADSDEN (FL)	21-Feb-05	606	616	16-02N-05W; M & B, PORTION OF OR 333/871, MAP OF GREENSBORO, PB 1/127, BEGIN AT SW CORNER OF SEC , SE 1/4 OF NW 1/4

TR	WITHSTANDLEY, KENNETH R.	CITRUS (FL)	22-Feb-05	1819	2408	16-17S-18E; PART OF OR 1085/551, N 40’ OF LOT 33, BLK 254, CITRUS SPRINS UNIT 3, PB 5/116

TR	GIAMPA, SALVATORE I.	CITRUS (FL)	22-Feb-05	1819	2412	16-17S-18E; PART OF OR 586/268, N 40’ OF LOT 6, BLK 271, CITRUS SPRINGS UNIT 3, PB 5/116

TR	NEW VISTA PROPERTIES, INC., A FLORIDA CORPORATION	CITRUS (FL)	22-Feb-05	1819	2420	16-17S-18E;PORTION OF OR 1102/1285, N 40’ OF LOT 1, BLK 275, CITRUS SPRINGS UNIT 3, PB 5/116

TR	TOMPETRINI, PHILLIP P.	CITRUS (FL)	22-Feb-05	1819	2416	16-17S-18E; PORTION OF OR 915/1109, N 40’ OF LOT 2 BLK 261, CITRUS SPRINGS UNIT 3, PB 5/116

TR	LINCOLN TRUST COMPANY, TRUSTEE FBO JAMES LAWRENCE GISSY	LAKE (FL)	23-Feb-05	2764	1006	19-22S-25E; M & B, PORTION OF OR 2572/2064, BEGIN AT INTERSECTION OF S BOUNDARY OF TRACT A, REPLAT OF GEORGE M. BRESSLER SUBDIVISION, PB 11/12; AND INTERSECTION OF TRACT 46, GROVELAND FARMS, PB 2/10

TR	CRUMMEY, KITTY A., INDIVIDUALLY AND AS PERSONAL REPRESENTATIVE OF THE ESTATE OF VERNON A. CRUMMEY	DIXIE (FL)	24-Feb-05	321	381	25-09S-13E; E 10’ OF LOT 39, SUWANNEE RIVER HIGHLANDS, PB 1/78

D=Deed; TR=Transmission Easement; EA=Easement	Page B-9

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/ DATE	BOOK	PAGE	WITH DESCRIPTION

TR	CRUMMEY, KITTY A., INDIVIDUALLY AND AS PERSONAL REPRESENTATIVE OF THE ESTATE OF VERNON A. CRUMMEY	DIXIE (FL)	24-Feb-05	321	384	25-09S-13E;36-09S-13E; W 10’ OF LOTS 15 & 16, MAJESTIC OAKS, PB 1/179

TR	GILMORE, ALAN AND BERTHA GILMORE	PASCO (FL)	07-Mar-05	6258	436	03-26S-21E; M & B, PORTION OF OR 4536/1758, BEGIN AT E CORNER OF LOT 13, LAURELWOOD AT SILVER OAKS PHASE 1A, PB 30/51

TR	TAYLOR, CLARENCE EDWARD	PASCO (FL)	07-Mar-05	6258	440	03-26S-21E; M & B, PORTION OF OR 4378/1349, BEGIN AT SW CORNER OF LOT 6, LAURELWOOD AT SILVER OAKS, PB 32/110

TR	BRYANT, STERLING A., AND ROSE MARIE BRYANT; VERONICA LANIER AKA VERONICA B. LANIER	GADSDEN (FL)	07-Mar-05	607	216	34-03N-05W; M & B, PORTION OF OR 366/1230, BEGIN AT NW CORNER OF SEC

TR	VAN NESS, THOMAS M. AND PATRICIA A. VAN NESS	CITRUS (FL)	08-Mar-05	1825	554	17-17S-17E; M & B, PORTION OF OR 836/723, START AT NW CORNER OF SEC

TR	LEWIS, SHANNON	PASCO (FL)	21-Mar-05	6278	307	04-26S-21E; M & B, PORTION OF OR 5567/642, TRACT 124, ZEPHYRHILLS COLONY CO. PB 1/55, START AT SE CORNER OF SW 1/4

TR	KRETSCHMANN, HILDEGARD	CITRUS (FL)	24-Mar-05	1832	13	16-17S-18E; PART OF OR 551/535, N 40’ OF LOT 1, BLK 266, CITRUS SPRINGS UNIT 3, PB 5/116

TR	BAGGETT, JUDSON B. AND LINDA K. BAGGETT	PASCO (FL)	04-Apr-05	6303	1512	02-26S-21E; PART OF OR 857/508, W 10’ OF E 25’ OF TRACT 23, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55

TR	RYMAN, KEVIN L. AND TAMMY L. RYMAN; NELSON L. RYMAN AND DOTTIE A. RYMAN	PASCO (FL)	04-Apr-05	6303	1507	02-26S-21E; M & B, PART OF OR 5532/577, START AT NE CORNER OF TRACT 6, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55

D=Deed; TR=Transmission Easement; EA=Easement	Page B-10

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/DATE	BOOK	PAGE	WITH DESCRIPTION

TR	BAHR, RANDALL K. AND SUZANNE P. BAHR; MARTY R. MONBARREN AND CARRIE F. MONBARREN	PASCO (FL)	04-Apr-05	6303	1502	03-26S-21E; M & B, PART OF OR 5845/312, BEGIN AT INTERSECTION OF E ROW OF FORT KING RD AND S ROW OF EILAND BLVD, SEPHYRHILLS BYPASS W IN SE 1/4

TR	THOMAS, DEAN S.	PASCO (FL)	04-Apr-05	6303	1498	04-26S-21E; M & B, PART OF OR 6033/1658, BEGIN AT SE CORNER OF SE 1/4

TR	LIKINS, LINDA D.; GLORIA J. ACCIARD	PASCO (FL)	04-Apr-05	6303	1313	04-26S-21E; M & B, PART OF OR 5936/1873, START AT SE CORNER OF SE 1/4 OF SEC

TR	HICKEY, NEIL A.; OSGOOD, RODERICK	PASCO (FL)	04-Apr-05	6303	1317	03-26S-21E; M & B, PART OF OR 6121/783, BEGIN AT SE CORNER OF LOT 5, LAURELWOOD AT SILVER OAKS, PB 32/110

TR	DAUGHTER3Y ROAD PROFESSIONAL CENTER III LANDOWNERS ASSOCIATION, INC.	PASCO (FL)	04-Apr-05	6303	1309	02-26S-21E; M & B, PART OF OR 5846/1166, START AT NE CORNER OF TRACT 56, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55

TR	MUTHIG, GARY, W. AND PHYLLIS E. MUTHIG	PASCO (FL)	04-Apr-05	6303	1305	03-26S-21E; M & B, PART OF OR 5712/854, START AT SE CORNER OF LOT 14, SILVER OAKS PHASE 1A, PB 30/51, SAID POINT LYING ON THE N ROW OF EILAND BLVD, MAP TITLED ZEPHYRHILLS BYPASS W

TR	FOURNIER, CHARLES D. AND VALERIE A. FOURNIER	PASCO (FL)	04-Apr-05	6303	1301	03-26S-21E; M & B, PART OF OR 4464/506, BEGIN AT SE CORNER OF LOT 15, SILVER OAKS PHASE 1A, PB 30/51, POINT LYING ON N ROW CURVE OF EILAND BLVD, MAP TITLED ZEPHYRHILLS BYPASS W

TR	ZIATAS, ARIS AND GLORIA J. ZIATAS	PASCO (FL)	04-Apr-05	6303	1297	03-26S-21E; M & B, PART OF OR 3669/1592, BEGIN AT SE CORNER OF TRACT A, SILVER OAKS, PHASE 1A, PB 30/51, SAID POINT LYING ON N ROW OF EILAND BLVD, MAP TITLED ZEPHYRHILLS BYPASS W

D=Deed; TR=Transmission Easement; EA=Easement	Page B-11

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/DATE	BOOK	PAGE	WITH DESCRIPTION

TR	HOME THEATRE OF ZEPHYRHILLS, INC.	PASCO (FL)	04-Apr-05	6303	1293	02-26S-21E; PART OF OR 4805/1997, W 10’ OF E 25’ LESS N 200’ OF TRACT 10, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55

TR	WREGG, KENNETH H. AND MARCIA L. WREGG	PASCO (FL)	04-Apr-05	6303	1516	M & B, PART OF OR 3754/523, START AT INTERSECTION OF W BOUNDARY OF E 1/4 OF SEC, AND N ROW OF ZEPHYRHILLS BYPASS

TR	BURDGE, CHRISTOPHER	PASCO (FL)	04-Apr-05	6303	1527	05-26S-21E; M & B, PCLS A & B, PART OF OR 4009/11, ALSO PART OF TRACTS 116, 125 & 126, ZEPHYRHILLS COLONY COMPANY, PB 1/55; PCLS C & D, PART OF OR 4221/1903, ALSO PART OF TRACTS 102, 107, 108 & 117, ZEPHYRHILLS COLONY COMPANY, PB 1/55;

TR	RYMAN, KEVIN L. AND TAMMY L. RYMAN	PASCO (FL)	04-Apr-05	6303	1521	02-26S-21E; PART OF OR 4895/1018, W 10’ OFM E 25’ OF N 100’ OF OF TRACT 26, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55; AND PART OF OR 5402/148, W 10’ OF E 25’ LESS N 100’ OF TRACT 26, ZEPHYRHILLS COLONY COMPANY LANDS, PB 1/55

TR	LANE, TIMOTHY O. AND BERNICE A. LANE	GADSDEN (FL)	04-Apr-05	608	1716	21-02N-05W; M & B, PART OF OR 172/476, START AT NW CORNER OF SEC

TR	CITONY DEVELOPMENT CORP., A FLORIDA CORP.	CITRUS (FL)	04-Apr-05	1836	1659	16-17S-18E; PART OF OR 963/1835, TRACT C, CITRUS SPRINGS UNIT 3, PB 5/116

TR	DEUTSCH, CAROL MERDLER	CITRUS (FL)	04-Apr-05	1836	1653	16-17S-18E; PART OF OR 776/1191, N 40’ OF LOT 4, BLK 271, CITRUS SPRINGS UNIT 3, PB 5/116; AND PART OF OR 776/1192, N 40’ OF LOT 5, BLK 271, CITRUS SPRINGS UNIT 3, PB 5/116

TR	CITY OF ZEPHYRHILLS	PASCO (FL)	20-Apr-05	6329	1601	02-26S-21E; PART OF OR 3534/1069, W 10’ OF E 25’ OF N 200’ OF TRACT 10, ZEPHYRHILLS COLONY COMPANY LANDS SUBDIVISION, PB 1/55

D=Deed; TR=Transmission Easement; EA=Easement	Page B-12

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/DATE	BOOK	PAGE	WITH DESCRIPTION

TR	EILAND WOODS, INC.	PASCO (FL)	20-Apr-05	6329	1597	04-26S-21EM & B, PART OF OR 3935/1335, START AT CORNER OF SE 1/4 OF SEC 4

D	DOUGLAS J. SCHOLD AND BRENDA L. SCHOLD	ORANGE (FL)	22-Mar-05	7883	1974	33-24S-30E; THE NORTH 1/2 OF THE NORTH 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SEC 33

D	CHARLES JAMES WILSON III AND DOREEN WILSON	HIGHLANDS (FL)	1-Dec-04	1807	3	30-36S-30E; THE SOUTH HALF OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 AND THE SOUTH 1/2 OF THE WESTERLY 3 ACRES ALSO DESCRIBED AS THE WESTERLY 198 FEET OF THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4, ALL IN SECTION 30.

D	GLENN ALLEN SUTTON AND ANN TRACY SUTTON AS CO-TRUSTEES OF THE GLENN ALLEN SUTTON REVOCABLE TRUST U/A DATED 11/15/1993	VOLUSIA (FL)	25-Oct-04	5424	1964	LOTS 11 THROUGH 23, INCLUSIVE, AND LOTS 36 THROUGH 46, INCLUSIVE, BLOCK 2, DAVIS PARK SIXTEENTH ADDITION TO ORANGE CITY, A SUBDIVISION ACCORDING TO MAP IN MAP BOOK 7, PAGE 68 OF THE PUBLIC RECORDS OF VOLUSIA CO., FL.

D	KARL F. SCHILLER	VOLUSIA (FL)	25-Oct-04	5424	1989	LOTS 24 THROUGH 28, INCLUSIVE, BLOCK 2, DAVIS PARK SIXTEENTH ADDITION TO ORANGE CITY, A SUBDIVISION ACCORDING TO MAP IN MAP BOOK 7, PAGE 68 OF THE PUBLIC RECORDS OF VOLUSIA CO., FL

D	AZMI M. IDEIS	VOLUSIA (FL)	25-Oct-04	5424	1987	LOTS 29 THROUGH 33, INCLUSIVE, BLOCK 2, DAVIS PARK SIXTEENTH ADDITION TO ORANGE CITY, A SUBDIVISION ACCORDING TO MAP IN MAP BOOK 7, PAGE 68 OF THE PUBLIC RECORDS OF VOLUSIA CO., FL.

D=Deed; TR=Transmission Easement; EA=Easement	Page B-13

45th Supplemental Indenture — Exhibit B
August 1, 2004-May 1, 2005

						SECTION-TOWNSHIP-RANGE
DOC TYPE	GRANTOR	COUNTY/ST	REC/DATE	BOOK	PAGE	WITH DESCRIPTION

D	BARBARA FRENDEN AND DONALD P. CURTIS	VOLUSIA (FL)	15-Nov-04	5436	867	LOTS 1 THROUGH 10, INCLUSIVE, BLOCK 2, DAVIS PARK SIXTEENTH ADDITION TO ORANGE CITY, A SUBDIVISION ACCORDING TO MAP IN MAP BOOK 7, PAGE 68 OF THE PUBLIC RECORDS OF VOLUSIA CO., FL.

D	MARY BOOMERSHINE	VOLUSIA (FL)	3-Dec-04	5448	1050	LOTS 34 THROUGH 35, INCLUSIVE, BLOCK 2, DAVIS PARK SIXTEENTH ADDITION TO ORANGE CITY, A SUBDIVISION ACCORDING TO MAP IN MAP BOOK 7, PAGE 68 OF THE PUBLIC RECORDS OF VOLUSIA CO., FL.

D	ST. JOE TIMBERLAND COMPANY OF DELAWARE, LLC.	LIBERTY (FL)	13-Jan-05	150	668	18-01S-05W; SW CORNER OF SEC 18 W OF SEC 18 N OF RIGHT-OF-WAY LINE OF STATE ROAD 20. SUBJECT TO 100’ WIDE POWER LINE EASEMENT DESCRIBED IN OR BOOK 38, PG 604 PUBLIC RECORDS OF LIBERTY CO., FL.

EA	REEDY CREEK IMPROVEMENT DISTRICT	ORANGE (FL)	19-Jan-05	7785	4715	10’ WIDE STRIP OF LAND LYING IN SEC 21, TWNSHIP 24S, RANGE 27E; AND BEING 5’ EACH SIDE OF CENTERLINE COMMENCING AT NE CORNER OF SEC 21 RUN ALONG NORTH LINE OF NW 1/4 OF SEC 21.

EA	REEDY CREEK IMPROVEMENT DISTRICT	ORANGE (FL)	19-Jan-05	7785	4725	A PARCEL OF LAND LYING IN SEC 21, TWNSHIP 24S, RANGE 27E, COMMENCING AT NW CORNER OF SEC 21, RUN ALONG NORTH INE OF NW 1/4 OF SEC 21.

D=Deed; TR=Transmission Easement; EA=Easement	Page B-14